UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Allegro MicroSystems Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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EXPLANATORY NOTE

This definitive proxy statement on Schedule 14A is being filed solely to update an earlier filing of the proxy statement made on July 1, 2021, which was inadvertently designated as a DEFA14A instead of a DEF 14A. Except to correct this designation, no changes have been made to the proxy statement previously filed on July 1, 2021, and this filing does not amend, update or change any items or disclosures.

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2

2021

Sensing and power semiconductors for a safer, more sustainable future

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

INNOVATION WITH PURPOSE

ALLEGRO™ microsystems

LETTER TO THE STOCKHOLDERS

Manchester, NH
July 1, 2021

Dear Stockholder,
You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Allegro MicroSystems, Inc. at 8:30 a.m. EDT on Thursday, August 5, 2021. In light of the continued public health impact of the COVID-19 pandemic and to support the health and well-being of our stakeholders, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
Holders of record of the Company’s outstanding shares of common stock, as of the close of business on June 9, 2021 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
Every stockholder vote is important. Whether or not you attend the Annual Meeting online, it is important that your shares of common stock be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card. Instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
Yoshihiro (Zen) Suzuki
Chairman of the Board of Directors

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ALLEGRO MICROSYSTEMS, INC.
NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

Date and Time	Location	Who Can Vote
August 5, 2021 (Thursday) 8:30 a.m. EDT	Online at: meetings.computershare.com/MX5ZJPF	Stockholders as of June 9, 2021 are eligible to vote.

Time	8:30 a.m., EDT on Thursday, August 5, 2021

Place
Virtually at meetings.computershare.com/MX5ZJPF. In order to attend, if you hold your shares through an intermediary, such as a bank or broker, you must register in advance prior to the deadline of 5:00 p.m. EDT on August 2, 2021. Please refer to the accompanying proxy statement for information on how to register. The password for the meeting, if requested, is ALGM2021. There is no physical location for the Annual Meeting.

Items of Business
1.   To elect Noriharu Fujita, Reza Kazerounian, Joseph Martin and Ravi Vig as Class I Directors to serve until the 2024 Annual Meeting of Stockholders, and until each such director’s respective successor is elected and qualified;

2.   To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 25, 2022; and

3.  To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Voting
Whether or not you attend the Annual Meeting online, it is important that your shares of common stock be represented and voted at the Annual Meeting. Please refer to the accompanying proxy statement for information on how to vote prior to the Annual Meeting. The enclosed proxy card contains voting instructions. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously voted.

Who Can Vote
Only stockholders of record at the close of business on June 9, 2021 are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our executive offices.

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TABLE OF CONTENTS

PROXY STATEMENT SUMMARY	1
FISCAL YEAR 2021 BUSINESS HIGHLIGHTS	3
CORPORATE RESPONSIBILITY AND SUSTAINABILITY HIGHLIGHTS	4
QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING OF STOCKHOLDERS	7
PROPOSALS TO BE VOTED ON	11
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	24
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS	25
EXECUTIVE OFFICERS	26
CORPORATE GOVERNANCE	28
COMMITTEES OF THE BOARD	33
EXECUTIVE AND DIRECTOR COMPENSATION	36
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	44
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	46
STOCKHOLDERS’ PROPOSALS	51
OTHER MATTERS	51
SOLICITATION OF PROXIES	51
ANNUAL REPORT ON FORM 10-K	52

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PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Allegro MicroSystems, Inc. (“we,” “us,” “our,” the “Company” or “Allegro”) of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, August 5, 2021 (the “Annual Meeting”), at 8:30 a.m. EDT, and at any continuation, postponement, or adjournment of the Annual Meeting. In light of the COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting: meetings.computershare.com/MX5ZJPF at the meeting date and time. In order to attend, if you hold your shares through an intermediary, such as a bank or broker, you must register in advance prior to the deadline of 5:00 p.m. EDT on August 2, 2021. Please refer to “How can I attend the Annual Meeting?” for information on how to register. The password for the meeting, if requested, is ALGM2021. There is no physical location for the Annual Meeting.

Holders of record of outstanding shares of common stock, $0.01 par value per share, as of the close of business on June 9, 2021 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting, and will vote as a single class on all matters presented at the Annual Meeting. As of the Record Date, there were 189,589,991 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the fiscal year ended March 26, 2021 (the “2021 Annual Report”) will be released on or about July 1, 2021 to our stockholders on the Record Date.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 5, 2021
This Proxy Statement and our 2021 Annual Report to Stockholders are available at investors.allegromicro.com/financials/annual-reports.

Proposals
At the Annual Meeting, our stockholders will be asked:

Proposals	Board Vote Recommendation	For Further Details
To elect Noriharu Fujita,Reza Kazerounian, Joseph Martin and Ravi Vig as Class I Directors to serve until the 2024 Annual Meeting of Stockholders, and until each such director’s respective successor is elected and qualified
	“FOR” each director nominee	Page 11
To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 25, 2022	“FOR”	Page 23
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board recommends that you vote:
a.FOR the election of each of Noriharu Fujita, Reza Kazerounian, Joseph Martin and Ravi Vig as Class I Directors; and
b.FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 25, 2022.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

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PROXY STATEMENT SUMMARY
Information About This Proxy Statement
Why you received this proxy statement. You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
In addition to delivery of proxy materials to stockholders by mail, all proxy materials are available free of charge at investors.allegromicro.com/financials/annual-reports. The instructions regarding how you can vote are contained on the proxy card included in the proxy materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact our transfer agent at (800) 736-3001 or write them at Computershare, P.O. Box 505000, Louisville, KY 40233-5000.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Computershare at the above phone number or address.

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FISCAL YEAR 2021 BUSINESS HIGHLIGHTS

Total Net Sales
•Automotive sales grew 1% from the prior year, with content growth outpacing global auto production
•Industrial sales grew 21% from the prior year, with strong growth in data center cooling, EV charging, and renewable energy applications
•Other sales grew 43% from the prior year, driven by COVID-related demand for work from home and consumer products

$591.2 million
9% growth year-over-year for our core end markets

Gross Margins		•Our continued margin expansion is the result of the strong execution of our multi-year strategic transformation
47.2%	50.0%
GAAP basis	Non-GAAP basis (1)
GAAP gross margin improved from 40.0% in FY20 to 47.2% in FY21

Net Cash Provided by Operating Activities		•Net cash provided by operating activities was 20.4% of total net sales
$120.6 million
The company ended the year with approximately $204 million in cash, restricted cash and equivalents
(1) Non-GAAP gross margin is a non-GAAP financial measure. Refer to Appendix A for additional information regarding this measure including a reconciliation to the most directly comparable GAAP financial measure.

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CORPORATE RESPONSIBILITY AND SUSTAINABILITY
At Allegro, we are committed to a values-based culture, and we believe that corporate responsibility, sustainability, employee engagement, good governance, and community impact go hand-in-hand. We strive to operate our Company in a responsible manner to create a workplace where our employees thrive, have a positive impact on our communities, and to develop products that help move the world toward a safer and more sustainable future.
We believe that innovative products should leave their mark on our world, but not our planet.
Our environmental, social and governance (ESG) activities are aligned to our core values, and we are committed to acting responsibly in every aspect of our operations—from managing our environmental impact, to building inclusive workplaces, to making positive contributions to the communities where we live and work. It is how we create real, long-term value for our ecosystem of employees, customers, supply chain partners, and stockholders.

Our Core Values	Sustainability	Our People	Communities

	Environment: Our solutions help our customers create more energy efficient products. Operational Efficiency: We engage in operational practices that help minimize our footprint on the world.	We invest in our employee innovators. Our global team collaborates to solve some of the biggest problems facing the world today. That is why we foster a culture of development and engagement.	We are committed to being a responsible corporate citizen in every community in which we operate.

A few of our CSR highlights include:
Commitment to Sustainability and Innovation with Purpose:
•Our products address critical global challenges related to energy efficiency, vehicle emissions and clean and renewable energy with our sensing and power management product portfolio.
◦Our Current Sensor ICs provide a low loss means to measure current in motion control and electrification systems, greatly reducing the power consumption in these applications.
◦Our Brushless DC Motor Driver ICs facilitate the transition from inefficient brushed and single phase motors to electrically efficient 3-phase motors - resulting in significant power consumption savings in data centers and cars.
◦Our Engine and Transmission Sensor ICs greatly enhance the efficiency of internal combustion vehicles, resulting in reduced CO2 emissions and lower gasoline consumption.
◦Our highly integrated and embedded solutions, like our Current Sensor ICs, Angle Sensor ICs and Brushless DC Fan Driver ICs, typically enable elimination of additional components in the end-application, reducing electronic waste.

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CORPORATE RESPONSIBILITY AND SUSTAINABILITY
•We strive to operate our business in a socially responsible and environmentally sustainable manner, and to maintain a commitment to social responsibility in our supply chain and disclosure of the environmental impact of our business operations.
•We work to install energy-conscious and eco-friendly infrastructure where we can in our facilities, like LED lighting and low-flow water systems, as well as EV charging stations. New employees receive eco-mugs to use in place of single-use cups.
•We are a member of the Responsible Business Alliance, the world’s largest industry coalition dedicated to corporate social responsibility in global supply chains.
•We participate in the Carbon Disclosure Project, a global environmental disclosure system designed to enable companies and governments to disclose and manage their carbon emissions.
•We strive to adhere to international standards and regulations regarding manufacturing and business procedures and product composition, including IATF16949:2016 Automotive Quality Management System and ISO14001 Environmental Management System.
Our People: Culture, Employee Development and Engagement.
We believe in innovation with purpose, and our success is a result of the dedication, talent, and commitment of our employees. We are an equal opportunity employer, and we are committed to fostering diversity, inclusivity, and global collaboration to fuel our innovation. Globally, women represent 21% of our employees in engineering/technical roles, and 36% of our engineering/technical management roles. Over the past 12 months, 35% of our hires were early career. We also expanded our diversity in leadership last year, adding women to both our executive team and our Board. We continue to make efforts to recruit global new talent from a diverse slate of candidates across all functions and levels of the organization. The diversity of our people, together with their unique ideas and perspectives, enables us to work together toward Allegro’s vision and mission.
Three of our core values: global collaboration, innovate with purpose, and empower with trust, are key to creating a culture where everyone’s ideas are valued. We are working to develop a more holistic diversity, equity, and inclusion (DEI) strategy including the upcoming launch of a DEI Council, affinity groups, an increased focus on diversity recruiting, and targeted training efforts.
Additionally:

•We invest in the ongoing development of our employees and provide education assistance to help mitigate the costs of certification and degree programs, as well as assistance toward the repayment of student debt, an attractive and innovative benefit.
•We curate a centralized and broadly used learning management system that houses our training courses, certifications, and compliance modules.
•Our talent management system and processes support career development and succession planning.
By the Numbers:
We’ve paid over $100K in tuition costs for employees in the last 12 months
Since our student debt assistance program debuted in 2018, we’ve paid more than $315K toward employees’ student debt, saving employees over $375K in principal and interest.
In the last 12 months, >89% of our employees participated in our robust and ever-expanding learning management system, completing more than 16,000 hours of training collectively.
We’ve awarded almost $80K in scholarship funding for the education of our employees’ children.

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CORPORATE RESPONSIBILITY AND SUSTAINABILITY

•We’re expanding our learning and professional development strategy with a focus on management development, and we are planning the launch of an enhanced employee mentoring program.
•We have an employee-driven wellness team that delivers regular engaging content, team challenges, perks like Fitbit discounts and Headspace mindfulness premium access, and other activities to promote health and well-being of our employees and their families.
•We have strong participation in our periodic employee surveys. We also offer peer-to-peer recognition programs, like our High-Five award program, where employees can recognize each other’s achievements and contributions.
By the Numbers:
Our matching gift program matches 100% of employees’ qualifying charitable donations, up to $5,000 per year, per employee.
Our Dollars for Doers program has matched employee volunteer time with more than $17K in donations
73% of our employees participated in our most recent employee work-life survey, with 84% reporting that they feel fulfilled in their jobs.

Our teams recognized and celebrated achievements of their peers 253 times during the fiscal year using our innovative High-Five program. One-third of those were a result of employees recognizing each other across different countries - a testament to our global collaboration.

Community Impact
We strive to have a positive impact in our communities and encourage community engagement by our employees. We are proud to support our employees’ causes and match contributions by our employees. We also know that our Company, business goals and our communities are best served when our employees are drawn from a diversity of backgrounds. As such, we are highly focused on increasing our efforts to recruit new members of our highly talented team from underrepresented communities. Some of our community-focused programs include:
•A generous matching gift program for employee donations to qualified nonprofit organizations;
•A volunteer-matching program, “Dollars for Doers” that matches employees’ volunteer hours with in-kind monetary donations to qualified nonprofit organizations;
•Company volunteer days and community service projects, including community clean-ups and supporting local veteran assistance programs;
•Our corporate charitable giving, targeted at STEM education programs and community related programs, such as FIRST Robotics, Grace Hopper, and the Red Cross; and
•Being there when it counts. We uncap our charitable donation matching policies for disaster relief donations globally, most recently in the Philippines for typhoon relief. We also were proud to donate vital PPE to hospitals and first responders around the world during the COVID-19 pandemic.
Our management and Board are committed to furthering our Corporate Social Responsibility and ESG programs and are highly engaged in the work to maintain alignment of our long-term strategy and operations with these core values and goals. We intend to continually monitor our activities and achievements in these areas and report on them on our Corporate Responsibility webpage located at allegromicro.com/en/about-allegro/corporate-responsibility. We encourage our employees, community members and stockholders to check back on this webpage for updates as we continuously improve our efforts and realize important results in these critical areas.

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QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING OF STOCKHOLDERS
1.Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is June 9, 2021. You are entitled to vote at the Annual Meeting only if you were a stockholder at the close of business on the Record Date. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. Holders of common stock vote as a single class on any matter (including the election of directors and the ratification of our independent registered public accounting firm) that is submitted to a vote of stockholders, unless otherwise required by law or our amended and restated certificate of incorporation. At the close of business on the Record Date, there were 189,589,991 shares of common stock outstanding and entitled to vote at the Annual Meeting.
2.     What is the difference between being a “Registered Holder” and holding shares in “street name” as a “Beneficial Holder”?
A “Registered Holder” is a stockholder of the Company, as of the close of business on the Record Date, that holds shares in his or her name. A “Beneficial Holder” is a stockholder of the Company, as of the close of business on the Record Date, that holds shares in “street name” meaning the shares are held in the name of a bank or broker on a person’s behalf.
3.     Am I entitled to vote if I am a Beneficial Holder that holds my shares in “street name” through a bank or broker?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the beneficial owner of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction form. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions.
Alternatively, you may vote your shares by attending the Annual Meeting and voting during the Annual Meeting. Please see the section below entitled “How can I attend the Annual Meeting?” for instructions on how to attend the Annual Meeting and vote your shares.
4.     How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of our common stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.
5.     How can I attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting if you were a Registered Holder or Beneficial Holder as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
If you are a Registered Holder, you will be able to attend the Annual Meeting online and ask a question or vote during the Annual Meeting by visiting meetings.computershare.com/MX5ZJPF. Please follow the instructions on your proxy card that you received. The password for the meeting, if requested, is ALGM2021. During the Annual Meeting, you will be able to vote your shares electronically by clicking on the “Cast Your Vote” link on the meeting center site.
If you are a Beneficial Holder with shares that are held in “street name” through a bank or broker and want to attend the Annual Meeting online (with the ability to ask a question and/or vote, if you choose to do so), you must register in advance using the following instructions.
To register to attend the Annual Meeting online you must submit proof of your proxy power (“Legal Proxy”) reflecting your ownership of the Company’s common stock as of the Record Date along with your name and email address to our transfer agent, Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. EDT on August 2, 2021. You will receive a confirmation of your registration by email after Computershare receives your registration materials.

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QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING OF STOCKHOLDERS
Requests for registration should be directed to Computershare at the following:

By email:    Forward the email from your bank or broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to:
legalproxy@computershare.com

By mail:    Computershare
Allegro MicroSystems, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

6.     What does it mean if I receive more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.
7.     How do I vote?
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you vote prior to the Annual Meeting, you may still decide to attend the Annual Meeting and vote your shares electronically during the Annual Meeting.
Registered Holders
Registered Holders may vote online, by telephone and by mail prior to the Annual Meeting. Registered Holders may vote online at www.envisionreports.com/ALGM, 24 hours a day, seven days a week. Registered Holders may vote by telephone by calling 1-800-652-8683, 24 hours a day, seven days a week. Registered Holders will need the control number included in their proxy card in order to vote online or by telephone. Registered Holders may also vote by mail by completing, signing and dating the proxy card and returning it in the prepaid envelope to Proxy Services c/o Computershare Investor Services, P.O. Box 505008 Louisville, KY 40233-9814. Registered Holders submitting their vote by mail should sign their name exactly as it appears on the proxy card. Votes submitted by proxy cards must be received no later than August 4, 2021.

Registered Holders may also vote at the Annual Meeting. Please see the section above entitled “How can I attend the Annual Meeting?” for more information about how to attend the Annual Meeting online. During the Annual Meeting, Registered Holders that attend will be able to vote their shares electronically by clicking on the “Cast Your Vote” link on the meeting center site.
Beneficial Holders
If you are a Beneficial Holder with shares that are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers.
Beneficial Holders may also vote at the Annual Meeting. Please see the section above entitled “How can I attend the Annual Meeting?” for more information about how to attend the Annual Meeting online. During the Annual Meeting, Beneficial Holders that attend will be able to vote their shares electronically by clicking on the “Cast Your Vote” link on the meeting center site.
8. Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•by submitting a duly executed proxy bearing a later date;
•by granting a subsequent proxy through the Internet or by telephone;
•by giving written notice of revocation to the Secretary of the Company prior to the Annual Meeting; or

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QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING OF STOCKHOLDERS
•by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary of the Company before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting.
9. Who will count the votes? Is my vote confidential?
A representative of Computershare will act as Inspector of Elections, supervise the voting, decide the validity of proxies, and receive and tabulate proxies. As a matter of policy, we keep confidential all stockholder meeting proxies, ballots and voting tabulations that identify individual stockholders. In addition, the vote of any stockholder is not disclosed except as may be necessary to meet legal requirements.
10. What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. See “Recommendations of the Board” above.
11. Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
12. Why hold a virtual meeting instead of a physical meeting?
Due to the ongoing public health impact of the COVID-19 pandemic, and to support the health and well-being of our stakeholders and their families and communities, our Board has decided to hold a virtual Annual Meeting. With this live webcast format, we believe we will provide our stockholders with substantially the same opportunities to participate as you would have at an in-person meeting.
13. What if I have trouble accessing the Annual Meeting virtually?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the Annual Meeting prior to the start time. If you need further assistance accessing the meeting, you may call 1-888-724-2416.
14. How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	A plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast.	Abstentions and broker non-votes, if any, will have no effect. We do not expect any broker non-votes on this proposal.

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QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING OF STOCKHOLDERS
15. What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Grant Thornton LLP.
16. What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
17. Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

INNOVATION WITH PURPOSE	10

PROPOSAL ONE: ELECTION OF DIRECTORS
PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
We currently have eleven directors on our Board. At the Annual Meeting, four Class I Directors, Noriharu Fujita, Reza Kazerounian, Joseph Martin and Ravi Vig are to be elected to hold office until the 2024 Annual Meeting of Stockholders and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal. Current Class I Director Hideo Takani is not standing for re-election at the Annual Meeting, and the size of the Board will be reduced to ten directors after the Annual Meeting.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
As set forth in our Amended and Restated Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose term currently expires at the Annual Meeting and whose subsequent term will expire at the 2024 Annual Meeting of Stockholders; Class II, whose term will expire at the 2022 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2023 Annual Meeting of Stockholders. The current Class I Directors are Noriharu Fujita, Hideo Takani, Reza Kazerounian, Joseph Martin and Ravi Vig; the current Class II Directors are Yoshihiro (Zen) Suzuki, Paul Carl (Chip) Schorr IV and David Aldrich; and the current Class III Directors are Richard Lury, Andrew Dunn and Christine King. In preparation for the initial public offering of our common stock (the “IPO”), we entered into a stockholders’ agreement (the “Stockholders’ Agreement”) with Sanken Electric Co., Ltd. (“Sanken”) and OEP SKNA, L.P. (the “OEP Investor”), a fund affiliated with One Equity Partners (“OEP”). Pursuant to the rights provided in the Stockholders’ Agreement, Messrs. Suzuki, Fujita, Lury and Takani were each designated by Sanken as a Class II, Class I, Class III and Class I Director, respectively (and each as a Sanken Director, as defined below), and Messrs. Dunn, Schorr and Kazerounian were each designated by the OEP Investor as a Class III, Class II and Class I Director, respectively (and each as an OEP Director, as defined below). On June 30, 2021, the Company, Sanken and OEP entered into an addendum to the Stockholders’ Agreement (the “Addendum”). The Addendum allows for the Board size to be ten directors after the Annual Meeting and for Dr. Kazerounian to be nominated for election as a Class I Director as a joint designee of both Sanken and OEP. As a result of the Stockholders’ Agreement (as modified by the Addendum) and the aggregate voting power of the parties to the agreement, we expect that Sanken and the OEP Investor, acting in conjunction, will control the election of directors to the Board. For more information, see “Corporate Governance—Stockholders’ Agreement.”
The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors; provided, however, that the directors who were originally designated for nomination in accordance with the Stockholders’ Agreement may be removed with or without cause, but only in accordance with, and to the extent provided by, the terms of the Stockholders’ Agreement.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election of each of Messrs. Fujita, Kazerounian, Martin and Vig as a Class I Director. In the event that any of Messrs. Fujita, Kazerounian, Martin or Vig should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board, or the Board may elect to reduce its size. The Board has no reason to believe that any of Messrs. Fujita, Kazerounian, Martin or Vig will be unable to serve if elected. Each of Messrs. Fujita, Kazerounian, Martin and Vig has consented to being named in this proxy statement and to serve if elected.

INNOVATION WITH PURPOSE	11

PROPOSAL ONE: ELECTION OF DIRECTORS

Vote required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board unanimously recommends a vote FOR the election of each of the below Class I Director nominees.

Nominees For Class I Director (terms to expire at the 2024 Annual Meeting)

The current members of the Board who are also nominees for election to the Board as Class I Directors are as follows:

Name	Age	Position with the Company
Noriharu Fujita	70	Director
Reza Kazerounian	63	Director
Joseph R. Martin	73	Director
Ravi Vig	60	President and Chief Executive Officer, Director
The principal occupations and business experience, for at least the past five years, of each Class I Director nominee for election at the Annual Meeting are as follows:

INNOVATION WITH PURPOSE	12

PROPOSAL ONE: ELECTION OF DIRECTORS

Noriharu Fujita
Mr. Fujita has served as a member of our Board since 2018. Mr. Fujita is also a member of the board of directors of Sanken Electric Co., Ltd. From August 2015 to April 2018, Mr. Fujita served on the board of directors of CITIC Limited, a China-based conglomerate with businesses spanning financial services, resources and energy, manufacturing, engineering and contracting, real estate and infrastructure. From July 1980 to December 1988, Mr. Fujita served as a Finance and Marketing Manager at Imperial Chemical Industries PLC. From January 1989 to June 2007, Mr. Fujita was a partner at Ernst & Young LLP. From July 2007 to June 2013, Mr. Fujita served at the JBS Global Services Leader at Ernst & Young ShinNihon, LLC. Upon retiring in June 2013, Mr. Fujita established the Fujita Noriharu Accounting Firm. Mr. Fujita received a B.A. in Economics from Keio University, Tokyo, Japan in 1973. Mr. Fujita received an M.B.A. in Accounting from the College of Business, University of Illinois at Urbana-Champaign in 1980. Mr. Fujita has been a licensed Certified Public Accountant in both the U.S. and Japan, since 1990 and 1976, respectively.
We believe Mr. Fujita’s extensive knowledge of public accounting, his experience as a member of various public company boards and his insight gained as a member of the board of directors of Sanken, make him well qualified to serve as a member of our Board.
OTHER PUBLIC COMPANY BOARDS
CURRENT:	PAST FIVE YEARS:
•Sanken Electric	•CITIC Limited (until 2018)

INNOVATION WITH PURPOSE	13

PROPOSAL ONE: ELECTION OF DIRECTORS

Reza Kazerounian
Reza Kazerounian has served as a member of our Board since 2018. Dr. Kazerounian is the President of Alif Semiconductor, which he co-founded in 2019. From 2005 to 2009, Dr. Kazerounian served as President and Chief Executive Officer of the Americas region of ST Microelectronics, Inc. Prior to being appointed President and Chief Executive Officer of the Americas region, Dr. Kazerounian served in various senior management positions at ST Microelectronics. Dr. Kazerounian began his career at Wafer Scale Integration, which was later acquired by ST Microelectronics, where he was Chief Operating Officer at the time of the acquisition. From 2009 to 2012, Dr. Kazerounian served as Senior Vice President and General Manager of the Automotive, Industrial, and Microcontroller Solutions Group of Freescale Semiconductors, Inc. From 2013 to 2016, Dr. Kazerounian served as Senior Vice President and General Manager at Atmel Corporation, a designer and manufacturer of semiconductors.
Dr. Kazerounian has registered 14 patents and authored and co-authored over 22 publications. Dr. Kazerounian received a B.S. from the University of Illinois, Chicago Circle in 1980 and a Ph.D. from the University of California, Berkeley in 1985, each in Electrical Engineering and Computer Science.
We believe Dr. Kazerounian’s knowledge and insight, gained through his experience in leading companies in the semiconductor field, make him well qualified to serve as a member of our Board.
OTHER PUBLIC COMPANY BOARDS
CURRENT:	PAST FIVE YEARS:
•None	•None

INNOVATION WITH PURPOSE	14

PROPOSAL ONE: ELECTION OF DIRECTORS

Joseph R. Martin
Mr. Martin has served as a member of our Board since 2017. Since 2001, Mr. Martin has been a member of the board of directors of Brooks Automation and since 2006, has served as the Chairman of the Brooks Automation board of directors. Since 2018, Mr. Martin has served on the board of directors of Bionik Labs, a global healthcare company. From 2013 to 2020, Mr. Martin also served on the board of directors of Collectors Universe, a publicly traded company which provides authentication and grading services to dealers and collectors of coins, trading cards, event tickets, autographs, sports and historical memorabilia. Until his retirement in 2006, Mr. Martin was Co-Chairman of Fairchild Semiconductor International, Inc. and also served as the Vice Chairman of its board of directors. From 2004 to 2017, Mr. Martin also served on the board of directors of Soitec, a publicly traded France-based company that designs and manufactures innovative semiconductor materials. Mr. Martin also serves on the board of trustees of Embry-Riddle Aeronautical University. Mr. Martin received a B.S. in Aeronautics in 1974 and was awarded an honorary Ph.D. in 2018, both from Embry-Riddle Aeronautical University. Mr. Martin received an M.B.A. from the University of Maine in 1976. Mr. Martin holds an Executive Masters Professional Certification from the American College of Corporate Directors, a director education and credentialing organization.
We believe Mr. Martin’s extensive public company board experience and his knowledge and insight into the semiconductor industry, make him well qualified to serve as a member of our Board.
OTHER PUBLIC COMPANY BOARDS
CURRENT:	PAST FIVE YEARS:
•Bionik Labs	•Collectors Universe (until 2020)
•Brooks Automation

INNOVATION WITH PURPOSE	15

PROPOSAL ONE: ELECTION OF DIRECTORS

Ravi Vig
Mr. Vig has served as our Chief Executive Officer and as a member of our Board since 2016. Mr. Vig joined Allegro in 1984 as an Analog Design Engineer and then as a Design Manager. Mr. Vig helped to launch the Company’s magnetic sensor integrated circuit (“IC”) business. Mr. Vig later spearheaded the marketing effort for these innovative products, where he became the Vice President of our Sensors Business Unit. Mr. Vig has also served as the Senior Vice President of Business Development, responsible for our sensor and power IC businesses. Prior to being named President and Chief Executive Officer in 2016, Mr. Vig served as our Chief Operating Officer. Mr. Vig holds over 50 U.S. patents in the areas of sensors and semiconductors. Mr. Vig serves as a Trustee for the Committee for Economic Development, a nonprofit, nonpartisan, business-led public policy organization. Mr. Vig received a B.S. in Electrical Engineering from Rutgers University in 1982 and an M.S. in Engineering from Dartmouth College in 1984. Mr. Vig received an M.B.A. from Southern New Hampshire University in 1991 and completed the Global Executive Leadership Program at Yale University in 2017.
We believe Mr. Vig’s experience and insight, acquired through his numerous years of service, including as our Chief Operating Officer and our President and Chief Executive Officer, make him well qualified to serve as a member of our Board.
OTHER PUBLIC COMPANY BOARDS
CURRENT:	PAST FIVE YEARS:
•None	•None

Continuing members of the Board:

Class II Directors (terms to expire at the 2022 Annual Meeting)

The current members of the Board who are Class II Directors are as follows:

Name	Age	Position with the Company
Yoshihiro (Zen) Suzuki	62	Director, Chairman of the Board
David J. Aldrich	64	Director
Paul Carl (Chip) Schorr IV	54	Director
The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

INNOVATION WITH PURPOSE	16

PROPOSAL ONE: ELECTION OF DIRECTORS

Yoshihiro (Zen) Suzuki
Mr. Suzuki has served as our Chairman and a member of our Board since 2018 and previously served on our Board from 2001 to 2013. Since July 2005, Mr. Suzuki has served as the Chairman and Chief Executive Officer of Polar Semiconductor, Inc. and since June 2015, Mr. Suzuki has also served as a director and Senior Vice President of Europe and North America strategy at Sanken Electric Co., Ltd. In addition, since 2005, Mr. Suzuki has served as a member of the board of directors of Polar Semiconductor LLC and its predecessor entity. From 2013 to 2018, Mr. Suzuki served on the board of directors of Sanken North America Inc. Mr. Suzuki has also served on the board of directors of a variety of other Sanken Electric Co., Ltd. affiliates and has over 40 years of experience with Sanken Electric Co., Ltd and its affiliates. Since joining Sanken Electric Co., Ltd. in 1980, Mr. Suzuki has held various senior leadership positions and general management roles, including Chief Executive Officer of Sanken North America, Inc. Mr. Suzuki received his B.S. in Physics and Engineering Science from Chuo University, Tokyo, Japan in 1982.
We believe Mr. Suzuki’s institutional knowledge and insight, acquired through numerous years of service to Sanken Electric Co., Ltd. and its affiliates, as well as his experience a member of our Board, make him well qualified to serve as a member of our Board.
OTHER PUBLIC COMPANY BOARDS
CURRENT:	PAST FIVE YEARS:
•Sanken Electric	•None

INNOVATION WITH PURPOSE	17

PROPOSAL ONE: ELECTION OF DIRECTORS

David J. Aldrich

Mr. Aldrich has served as a member of our Board since 2021. Mr. Aldrich has served in numerous senior leadership positions at Skyworks Solutions, Inc. (“Skyworks”), including as its Executive Chairman from 2016 to 2018, its Chairman and Chief Executive Officer from 2014 to 2016, and its President and Chief Executive Officer from 2000 to 2014. From 2002 to May 2021, Mr. Aldrich also served as a member of the board of directors of Skyworks. Skyworks is an innovator of high-performance analog semiconductors connecting people, places and things. Since 2007, Mr. Aldrich has served as a member of the board of directors of Belden, Inc., a publicly traded manufacturer of networking, connectivity, and cable products, and has served as chairman of the board since 2021. Mr. Aldrich is also currently chairman of the board of indie Semiconductor, an automotive semiconductor and software company, a position he has held since 2021. From 2017 until its recent acquisition by Cisco Systems, Inc., Mr. Aldrich served as a member of the board of directors of Acacia Communications, Inc., a publicly traded optical networking strategy and technology company. Mr. Aldrich received his B.A. in Political Science from Providence College in 1979 and an M.B.A. from the University of Rhode Island in 1981.
We believe that Mr. Aldrich’s knowledge and insight, gained through his executive roles at Skyworks and through his service as a board member of multiple public companies, make him well qualified to serve as a member of our Board

OTHER PUBLIC COMPANY BOARDS
CURRENT:	PAST FIVE YEARS:
•Belden	•Acacia Communications (until 2021)
•indie Semiconductor	•Skyworks Solutions (until 2021)

INNOVATION WITH PURPOSE	18

PROPOSAL ONE: ELECTION OF DIRECTORS

Paul Carl (Chip) Schorr IV
Mr. Schorr has served as a member of our Board since 2017. Mr. Schorr is a Senior Managing Director at OEP. From 2011 to 2015, Mr. Schorr served as Chairman and Managing Partner of Augusta Columbia Capital, a private equity firm of which he was a founder, which was acquired by OEP in 2015. In addition, Mr. Schorr was a Senior Managing Director at The Blackstone Group Inc. from 2005 to 2011, where he served as the Global Head of Technology Investing. Mr. Schorr was also a Managing Partner at Citigroup Venture Capital Equity Partners from 1996 to 2005. Since 2018, Mr. Schorr has served on the board of directors of Rizing, LLC, ePAK International, Inc. and Orion Business Innovation. Mr. Schorr also currently serves on the board of directors of One Equity Partners Open Water I Corp, a special purpose acquisition company. Since 2010, Mr. Schorr has served on the board of directors of Ameritas Mutual Holding Company and Ameritas Life Insurance Corp. Since 2019, Mr. Schorr has served on the board of directors of CDI, a provider of IT infrastructure hardware and software, consulting and managed services. Mr. Schorr has served on the board of directors of Emso Asset Management Limited, a London-based alternative asset manager focused on emerging markets, since 2014 and has served on the board nominating committee of Crayon Group Holding ASA, a Norwegian public company specializing in IT and digital transformation services since 2020. Since 2020, Mr. Schorr has served on the board of directors of each of Spartronics, Inc., an electronic manufacturing services company and Infobip, a CPaaS company. Mr. Schorr also serves on the board of directors of various non-profit organizations including Jazz at Lincoln Center, Snowmass Village Chapel and the Whitney Museum in New York City. Mr. Schorr received a B.S.F.S. from The School of Foreign Service of Georgetown University in 1989. Mr. Schorr received his M.B.A. from Harvard Business School in 1993. We believe Mr. Schorr’s extensive experience in leadership positions at financial institutions and his knowledge and insight in the technology sector, as well as his private and public company board experience, make him well qualified to serve as a member of our Board.
OTHER PUBLIC COMPANY BOARDS
CURRENT:	PAST FIVE YEARS:
•Crayon Group Holding ASA	•None
•One Equity Partners Open Water I Corp,

Class III Directors (terms to expire at the 2023 Annual Meeting)

The current members of the Board who are Class III Directors are as follows:

Name	Age	Position with the Company
Andrew G. Dunn	41	Director
Christine King	72	Director
Richard R. Lury	73	Director
The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

INNOVATION WITH PURPOSE	19

PROPOSAL ONE: ELECTION OF DIRECTORS

Andrew G. Dunn

Mr. Dunn has served as a member of our Board since 2017. Mr. Dunn is a Managing Director at One Equity Partners. Since 2008 at OEP, Mr. Dunn has worked on a range of investments in the business services, technology, media and telecommunications industries. From December 2010 to July 2017, Mr. Dunn served as a member of the board of directors of Netas Telekomuikasyon AS, a Turkey-based telecommunications OEM and technology services provider publicly traded on the Istanbul Stock Exchange. Prior to and during the last five years, Mr. Dunn has also served and continues to serve on the board of directors of various OEP portfolio companies including Neology, Inc., Leone Media Inc. (d/b/a “MediaKind”) and Orion Business Innovation. Mr. Dunn also serves on the board of directors of the American Friends of Eton College, a private non-profit organization. Prior to joining OEP, Mr. Dunn worked at the Boston Consulting Group, where he primarily served clients in the technology, media and telecommunications sectors. Mr. Dunn received a B.A. in Modern History from the University of Oxford in 2002 and his M.P.P. focused on International Trade and Finance from Harvard University, Kennedy School of Government in 2005. We believe Mr. Dunn’s knowledge and insight, gained through his experience with companies in the technology and telecommunications sectors, as well as his experience as a member of the board of directors of a wide variety of private and public companies, make him well qualified to serve as a member of our Board.

OTHER PUBLIC COMPANY BOARDS
CURRENT:	PAST FIVE YEARS:
•None	•Netas Telekomuikasyon AS

INNOVATION WITH PURPOSE	20

PROPOSAL ONE: ELECTION OF DIRECTORS

Christine King

Ms. King has served as a member of our Board since 2020. Ms. King began her career at International Business Machines Corporation (“IBM”), where she held various engineering, business and management positions, including as Vice President of Semiconductor Solutions. After over 25 years at IBM, from September 2001 to March 2008, Ms. King served as Chief Executive Officer and on the board of directors of AMI Semiconductor, Inc., a publicly-traded designer and manufacturer of semiconductor products for customers in the automotive, medical and industrial markets, which was later acquired by ON Semiconductor Corporation. Ms. King served on the board of directors of Analog Devices, Inc., a publicly-traded manufacturer of precision high-performance integrated circuits used in analog and digital signal processing applications, from June 2003 to March 2008. From October 2008 to August 2012, Ms. King served as the President and Chief Executive Officer of Standard Microsystems Corporation, which was later acquired by Microchip Technology Inc., where she also served as a member of the board of directors. Ms. King served as a member of the board of directors of QLogic Corporation, a developer of high performance server and storage networking connectivity products, from April 2013 to August 2016, and as its Executive Chairman from August 2015 to August 2016. Ms. King also served on the board of directors of Cirrus Logic, Inc., a publicly-traded semiconductor supplier specializing in high-precision analog and digital signal processing components, from October 2013 to August 2018. Since January 2014, Ms. King has served on the board of directors of Skyworks Solutions, Inc., a publicly-traded manufacturer of high-performance analog semiconductors with operations and facilities located worldwide. Ms. King also served as a member of the board of directors of Idacorp, an electrical power utility company, from November 2006 to May 2021. Ms. King received an A.A.S and A.A. from the State University of New York, Orange County Community College in 1973. Ms. King received a B.S. from the Fairleigh Dickinson University in 1976 in Electrical Engineering. We believe Ms. King’s knowledge and insight, gained through her service to multiple publicly-traded semiconductor and technology companies in various and integral roles, and her experience as a board member of numerous public companies, make her well qualified to serve as a member of our Board.

OTHER PUBLIC COMPANY BOARDS
CURRENT:	PAST FIVE YEARS:
•Skyworks Solutions	•Cirrus Logic (until 2018)
•Idacorp (until 2021)
•QLogic (until 2016)

INNOVATION WITH PURPOSE	21

PROPOSAL ONE: ELECTION OF DIRECTORS

Richard R. Lury

Mr. Lury has served as a member of our Board since 2007. Mr. Lury has served on the board of directors of Sanken since June 2015, where he also serves on various committees. Mr. Lury has also served on the board of directors for Hitachi Zosen Corporation, a Japanese industrial and engineering corporation since June 2016. Mr. Lury was previously a partner at Kelley Drye & Warren LLP, a New York-based law firm, which he joined in September 1989 and practiced as a member of the Corporate Department and Chair of the Japan Practice Group until his retirement from the firm in 2015. Although retired, Mr. Lury retains Life Partner status with the firm. Mr. Lury received his B.A. in Political Science and International Relations from the University of Pennsylvania in 1969. Mr. Lury received his J.D. from Syracuse University College of Law in 1972. He has been a member of the New York State Bar since May 1974 and the New Jersey State Bar since March 2003. We believe Mr. Lury’s extensive legal expertise as an attorney and his insight gained as a member of the board of directors of Sanken, makes him well qualified to serve as a member of our Board.

OTHER PUBLIC COMPANY BOARDS
CURRENT:	PAST FIVE YEARS:
•Hitachi Zosen	•None
•Sanken Electric

INNOVATION WITH PURPOSE	22

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 25, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Grant Thornton LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Grant Thornton LLP also served as our independent registered public accounting firm for the fiscal year ended March 26, 2021. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Grant Thornton LLP is expected to attend the 2021 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Grant Thornton LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending March 25, 2022. Even if the appointment of Grant Thornton LLP is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interest of the Company.

Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Grant Thornton LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board unanimously recommends a vote FOR the Ratification of the Appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for the fiscal year ending March 25, 2022.

INNOVATION WITH PURPOSE	23

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended March 26, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 26, 2021.
Joseph R. Martin (Chair)
Andrew G. Dunn
Christine King

INNOVATION WITH PURPOSE	24

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Grant Thornton LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years:

	Fiscal Year Ended
Fee Category	March 26, 2021	March 27, 2020
Audit Fees	$4,187,536	$1,437,039
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$4,187,536	$1,437,039
Audit Fees
Audit fees consist of fees billed for professional services performed by Grant Thornton LLP for the audit of our annual financial statements, the review of interim financial statements, and related services that are normally provided in connection with registration statements. Audit fees for fiscal 2021 include fees for professional services rendered in connection with our registration statements on Form S-1, and amendments thereto, and professional fees in connection with an audit of our fiscal 2021 financial statements. Audit fees for fiscal 2020 include fees for professional fees in connection with an audit of our fiscal 2020 financial statements.
Audit-Related Fees
Audit-related fees consist of services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees
Tax fees consist of services for tax compliance, tax advice, and tax planning.

All Other Fees
All other fees consist of any services not included in the other three categories.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. The Audit Committee is responsible for the audit fee negotiations associated with the Company’s retention of Grant Thornton LLP. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent registered public accountants.
On an ongoing basis, management communicates specific projects and categories of services for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent registered public accountants. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services as compared to the approved amounts. The Audit Committee may also delegate the ability to pre-approve audit and permitted non-audit services to a subcommittee consisting of one or more members, provided that such pre-approvals are reported on at a subsequent Audit Committee meeting. All services performed for the fiscal year ended March 26, 2021 were pre-approved by the Audit Committee.

INNOVATION WITH PURPOSE	25

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Ravi Vig(1)	60	President and Chief Executive Officer, Director
Paul V. Walsh, Jr.(2)	56	Senior Vice President, Chief Financial Officer and Treasurer
Christopher E. Brown(3)	53	Senior Vice President, General Counsel and Secretary
Michael C. Doogue(4)	46	Senior Vice President of Technology and Products
Max R. Glover(5)	39	Senior Vice President of Worldwide Sales
Thomas C. Teebagy, Jr.(6)	62	Senior Vice President of Operations and Quality
(1)    See biography on page 16 of this proxy statement.
(2)      Paul V. Walsh, Jr. has served as our Senior Vice President – Chief Financial Officer and Treasurer since he joined Allegro in April 2014. Prior to joining Allegro, Mr. Walsh served as the Chief Financial Officer for Rocket Software from 2013 to 2014. From 2004 to 2013, Mr. Walsh was employed at Silicon Laboratories, a publicly traded global technology company that designs and manufacturers semiconductors, other silicon devices and software and served in various senior financial leadership roles, including as the Senior Vice President, Chief Financial Officer from 2011 to 2013 and Vice President, Chief Accounting Officer from 2007 to 2011. Mr. Walsh also served as Silicon Laboratories’ Interim Chief Financial Officer in 2006. Mr. Walsh served on the board of directors for Nitero, a venture-backed startup semiconductor company, from 2012 to 2015. Mr. Walsh served as the Audit Committee Chair of Grande Communications, a broadband communications provider of cable and internet services, from 2008 to 2010. During his career, Mr. Walsh has held various finance and operations positions at Perkin Elmer, Teradyne and Analog Devices. Mr. Walsh received his B.S. in Mechanical Engineering from the University of Maine in 1986 and an M.B.A. from Boston University in 1992. Mr. Walsh also received a Graduate Certificate in Accountancy from Bentley College in 1996. Mr. Walsh passed the CPA exam in 1997.
(3)     Christopher E. Brown has served as our Senior Vice President, General Counsel since he joined Allegro in May 2020 and as our Secretary since November 2020. Prior to joining Allegro, Mr. Brown served as Executive Vice President and Chief Counsel of Finisar Corp., a manufacturer of components for optical networking and consumer 3D sensing applications, from 2008 to 2019. Mr. Brown also served as the General Counsel of Optium Corporation, a manufacturer of components for telecom optical networking applications from 2006 to 2008. Prior to his time as the General Counsel of Optium, Mr. Brown was a partner at the law firms of Goodwin Procter LLP and McDermott Will & Emery LLP. Mr. Brown received a B.A. in Economics from the University of Massachusetts-Amherst in 1989 and a J.D. from Boston College Law School in 1996.
(4)      Michael C. Doogue has served as our Senior Vice President—Technology and Products since 2019. Mr. Doogue joined Allegro in 1998 as a Design Engineer facilitating the development of Allegro’s innovative speed and current sensor ICs. Mr. Doogue has also served in various leadership positions at Allegro, including as Design Manager from 2002 to 2006, Director of Strategic Marketing from 2006 to 2011, Business Unit Director of Linear Current Sensors from 2011 to 2016 and as Vice President of Advanced Sensor Technologies from 2016 to 2019. Mr. Doogue holds over 70 U.S. patents in the areas of sensors and semiconductors. Mr. Doogue received a B.A. in Physics from Colby College in 1997 and a B.E. in Electrical Engineering from Dartmouth College in 1998. In 2007, Mr. Doogue completed the Stanford Executive Program at the Stanford University Graduate School of Business.
(5)     Max R. Glover has served as our Senior Vice President—Worldwide Sales since he joined Allegro in 2019. Prior to joining Allegro, Mr. Glover served as the General Manager of the Automotive Sales Group at Intel Corporation, a computing, networking, data storage, and communications solutions company from 2016 to 2019. Mr. Glover also served as Intel Corporation’s Director of Sales from 2013 to 2016, and also served in various leadership, sales, marketing and engineering roles from 2001 to 2013. Mr. Glover received a B.S. in Electrical Engineering from the University of Cincinnati in 2004.
(6)     Thomas C. Teebagy, Jr. has served as our Senior Vice President—Operations and Quality since 2017. Mr. Teebagy joined Allegro in 2005 and served as a Senior Director of Manufacturing Technology from January 2005 to May 2014. Mr. Teebagy also served as a Vice President of Manufacturing Technology from May 2014 to July 2016 and as a Vice President of Operations from July 2016 to June 2017. Prior to joining Allegro, Mr. Teebagy was employed by International Rectifier, a semiconductor manufacturing company (which was later acquired by Infineon Technologies AG), where he served as Vice

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President of Operations of the company’s headquarters of their Government and Space Division from 2002 to 2005. Mr. Teebagy received a B.S. in Industrial Engineering from the University of Massachusetts-Lowell in 1981 and an M.B.A. in Business Administration from Babson College in 1982.

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General
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee, Compensation Committee and Research & Development and Strategy Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section under the “Documents & Charters” in our investor relations section of our corporate website located at investors.allegromicro.com, or by writing to our Secretary at our offices at 955 Perimeter Road, Manchester, New Hampshire, 03103.
Board Composition
Our business and affairs are managed under the direction of our Board. Our Board currently consists of eleven members: Ravi Vig, Andrew Dunn, Noriharu Fujita, Reza Kazerounian, Christine King, Richard Lury, Joseph Martin, Paul Carl (Chip) Schorr IV, Yoshihiro (Zen) Suzuki, Hideo Takani and David Aldrich. Mr. Takani is not standing for re-election at the Annual Meeting, and the size of the Board will be reduced to ten directors after the Annual Meeting. Our Board is divided into three classes, with the directors in each class serving for a three-year term, and one class being elected each year by our stockholders.
When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, our Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.
Stockholders’ Agreement
In connection with our IPO, we entered into the Stockholders’ Agreement with certain stockholders of the Company, including Sanken and the OEP Investor. Pursuant to the Stockholders’ Agreement, the parties agreed that:
•prior to our first annual meeting of stockholders following the closing of the IPO (the “First Annual Meeting”), our Board will consist of eleven directors, and following the First Annual Meeting, our Board will consist of nine directors; however, on June 30, 2021, the Company, Sanken and OEP entered into the Addendum, which allows for the Board size to be ten directors after the Annual Meeting and for Dr. Kazerounian to be nominated for election as a Class I Director as a joint designee of both Sanken and OEP;
•for as long as Sanken, directly or indirectly, beneficially owns, in the aggregate, at least 5% of our common stock, Sanken will have the right to designate that number of individuals for nomination in any election of directors which, assuming all such individuals are successfully elected as directors, when taken together with any incumbent directors that have been nominated by Sanken not then standing for election, would result in there being (A) prior to the First Annual Meeting, four such directors designated by Sanken on our Board, and (B) from and after the First Annual Meeting, three such directors designated by Sanken on our Board (provided, that any individuals designated by Sanken as described in this clause that are different from the initial individuals designated by Sanken upon the consummation of the IPO shall require the prior written approval of the OEP Investor (not to be unreasonably withheld)) (the individuals described in this clause being “Sanken Directors”);
•for as long as the OEP Investor, directly or indirectly, beneficially owns, in the aggregate, at least 5% of our common stock, the OEP Investor will have the right to designate (i) that number of individuals for nomination in any election of directors which, assuming all such individuals are successfully elected as directors, when taken together with any incumbent directors that have been nominated by the OEP Investor not then standing for election, would result in there being (A) prior to the First Annual Meeting, three such directors designated by the OEP Investor on our Board, and (B) from and after the First Annual Meeting, two such directors designated by the OEP Investor on our Board (provided, that any individuals designated by the OEP Investor as described in this sub-clause (i) that are different from the initial individuals designated by the OEP Investor upon the consummation of the IPO shall require the prior written approval of Sanken (not to be unreasonably withheld)) (the individuals described in this sub-clause (i) being “OEP Directors”), and (ii) that number of individuals who satisfy the independence requirements specified in the Stockholders’ Agreement for nomination in any election of directors, which, assuming all such individuals are successfully elected as

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CORPORATE GOVERNANCE
directors, when taken together with any incumbent directors who satisfy such independence requirements that have been nominated by the OEP Investor not then standing for election, would result in there being three such directors that satisfy the independence requirements designated by the OEP Investor on our Board (provided, that any individuals designated by the OEP Investor as described in this sub-clause (ii) that are different from the initial individuals designated by the OEP Investor upon the consummation of the IPO shall require the prior written approval of Sanken (not to be unreasonably withheld)) (the individuals described in this sub-clause (ii) being “Selected Independent Directors”); and
•unless otherwise agreed, our then-current Chief Executive Officer will be designated for nomination by the Board in any applicable election.
Sanken and the OEP Investor generally have the right to remove and replace directors that they have respectively designated, subject to certain consent rights in favor of the other holder. Pursuant to the Stockholders’ Agreement, each of the OEP Investor and Sanken have agreed to take all necessary action (as defined in the Stockholders’ Agreement) to provide that one of the Sanken Directors and one of the OEP Directors who were Class I directors at the time of the closing of the IPO will not stand for re-election at the First Annual Meeting, and that our Board will decrease in size to nine members from and after such meeting; however, on June 30, 2021, the Company, Sanken and OEP entered into the Addendum, which allows for the Board size to be ten directors after the Annual Meeting and for Dr. Kazerounian to be nominated for election as a Class I Director as a joint designee of both Sanken and OEP.
Each of Sanken and the OEP Investor will also agree to vote, or cause to be voted, all of their outstanding shares of our common stock at any annual or special meeting of stockholders in which directors are elected, and to otherwise take all necessary action (as defined in the Stockholders’ Agreement) so as to cause the election or appointment of the designees described above. Additionally, pursuant to the Stockholders’ Agreement, we will agree to take all commercially reasonable actions to cause (1) our Board to be comprised of the number of directors described above; (2) the individuals designated in accordance with the terms of the Stockholders’ Agreement to be included in the slate of nominees to be elected at the next annual or special meeting of our stockholders at which directors are to be elected, and at each annual meeting of our stockholders thereafter at which a director’s term expires; and (3) the individuals designated in accordance with the terms of the Stockholders’ Agreement to fill the applicable vacancies on our Board. The Stockholders’ Agreement allows for our Board to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board’s fiduciary duties to our stockholders or does not otherwise comply with any requirements of our amended and restated certificate of incorporation or our amended and restated bylaws.
In addition, the Stockholders’ Agreement provides each of Sanken and OEP with a consent right (subject to certain ownership minimums) over our entry into any transaction with Sanken, the OEP Investor, any of their respective affiliates or any of our affiliates. The Stockholders’ Agreement also includes a covenant between Sanken and the OEP Investor that gives the OEP Investor the right to require Sanken to vote all of its shares in favor of any matter that our Board has determined is advisable and in the best interests of the stockholders and has recommended that the stockholders adopt. The Stockholders’ Agreement further provides that neither Sanken nor the OEP Investor will directly sell a portion of its common stock representing greater than 10% of our outstanding shares of common stock to a material competitor of the Company or of the other stockholder in a privately negotiated sale solely between such selling stockholder and such competitor, without the prior written consent of the OEP Investor (in the case of a sale by Sanken) or Sanken (in the case of a sale by the OEP Investor).
The Stockholders’ Agreement will terminate upon the earlier to occur of (a) each of (i) Sanken and its affiliates and (ii) the OEP Investor and its affiliates ceasing to own any shares of our common stock, and (b) the unanimous written consent of the parties thereto. In addition, the rights and obligations of Sanken and the OEP Investor under the Stockholders’ Agreement will terminate upon Sanken and its affiliates (in the case of Sanken) or the OEP Investor and its affiliates (in the case of the OEP Investor) ceasing to own any shares of our common stock.
Director Independence
Our common stock is listed on the Nasdaq Global Select Market. Under the Nasdaq rules, a director will only qualify as an “independent director” if that company’s board of directors affirmatively determines that such person does not have a relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Our Board undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that

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director’s responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that none of David Aldrich, Andrew Dunn, Noriharu Fujita, Christine King, Richard Lury, Joseph Martin, and Paul Carl (Chip) Schorr IV, representing seven of our eleven directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq rules. In making these determinations, our Board considered the current and prior relationships that each director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including their beneficial ownership of our capital stock and relationships with certain of our significant stockholders, and the transactions involving them described in the section titled “Certain Relationships and Related Person Transactions.”
Director Candidates
Other than director candidates designated by Sanken and the OEP Investor pursuant to the Stockholders’ Agreement, the Nominating and Corporate Governance Committee of the Board is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Allegro MicroSystems, Inc., 955 Perimeter Road, Manchester, New Hampshire, 03103. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such

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communications to the Board of Directors in writing: c/o Secretary, Allegro MicroSystems, Inc. 955 Perimeter Road, Manchester, New Hampshire, 03103.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are separated, with Yoshihiro Suzuki serving as Chairman of the Board and Ravi Vig serving as President and Chief Executive Officer and as a director. Our Board has determined that separating the roles of Chairman of the Board and Chief Executive Officer allows our Chief Executive Officer to focus on the strategic management of our day-to-day business, while allowing the Chairman to focus on leading the Board in its fundamental role of providing advice to, and independently overseeing, management. The Board recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to the position in the current business environment, as well as the commitment required to serve as our Chairman. The Board believes that having separate positions, with a non-executive director serving as the Chairman, is the appropriate leadership structure for our Company at this time and allows the Board to fulfill its role with appropriate independence. For these reasons and because of the strong leadership of Mr. Suzuki and Mr. Vig, our Board has concluded that our current leadership structure is appropriate at this time.
However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. Our Corporate Governance Guidelines provide that whenever our Chairman of the Board is also a member of management or is a director that does not otherwise qualify as an independent director, the independent directors may elect a lead director.
Our Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Audit Committee is also responsible for discussing our policies with respect to risk assessment and risk management, and is responsible for overseeing the management of risks relating to accounting matters and financial reporting. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of our Board and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through discussions with committee members and regular reports from management about such risks, as well as the actions taken by management to adequately address those risks. Our Board believes its administration of its risk oversight function has not negatively affected our Board’s leadership structure.
Code of Business Conduct and Ethics
Our Board has adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions). A copy of the Code of Business Conduct and Ethics is posted on our investor relations website at investors.allegromicro.com. In addition, we have or intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the code. Information contained on, or that can be accessed through, our website is not incorporated by reference in this prospectus and does not form a part of this prospectus. The inclusion of our website address in this prospectus is an inactive textual reference only.
Anti-Hedging Policy
Our Board has adopted an Insider Trading Compliance Policy, which applies to all directors, officers and employees of the Company and its subsidiaries, as well as their respective family members sharing the same household, and any other company, account, trust or other entity that they control (the “Covered Persons”). The policy prohibits Covered Persons from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause any Covered Person to no longer have the same objectives as the Company’s other stockholders.

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Stock Ownership Guidelines
The Company has stock ownership guidelines for directors and officers that require each director and officer to own shares of our common stock. Under the guidelines, all current directors and officers must own shares of our common stock with a value equal to a certain multiple of their annual Board retainer or base salary. Please refer to the table below for the applicable multiple. Equity interests that count towards the satisfaction of the ownership guidelines include vested shares, including shares owned outright, shares jointly owned, shares owned in trust, and shares held in a 401(k) retirement plan. Directors and officers have four years from the date of the Company’s IPO or, if later, the date they become a member of the Board or an officer to meet the ownership levels.

Covered Person	Multiple of Salary / Retainer
Non-Employee Director	3x
Chief Executive Officer	6x
Other Officers	3x

Attendance by Members of the Board at Meetings
There were seven meetings of the Board during the fiscal year ended March 26, 2021. During the fiscal year ended March 26, 2021, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on our investor relations website at investors.allegromicro.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

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COMMITTEES OF THE BOARD
Our Board has established four standing committees—Audit, Compensation, Nominating and Corporate Governance and Research & Development and Strategy—each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees and committee chairs are set forth in the following chart.*

Name	Audit	Compensation	Nominating and Corporate Governance	Research & Development and Strategy
David J. Aldrich	X
Andrew G. Dunn	X			X
Reza Kazerounian				Chair
Christine King	X
Richard R. Lury		X	X
Joseph R. Martin	Chair			X
Paul Carl (Chip) Schorr IV		Chair	X
Yoshihiro (Zen) Suzuki		X	Chair	X
*     Subject to limited exceptions, Nasdaq and SEC rules, as applicable, require the Audit, Compensation and Nominating and Corporate Governance Committees to be comprised solely of independent directors within one year of the Company’s IPO, including heightened independence standards for Audit Committee members under Rule 10A-3 of the Exchange Act. Accordingly, after the Annual Meeting, Mr. Dunn will step down from the Audit Committee and Mr. Suzuki will step down from the Compensation and Nominating and Corporate Governance Committees. Ms. King will be appointed to the Compensation Committee and Mr. Aldrich will be appointed to the Nominating and Corporate Governance Committee after the Annual Meeting.

Audit Committee
Our Audit Committee’s responsibilities include:
•appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•discussing with our independent registered public accounting firm their independence from management;
•reviewing with our independent registered public accounting firm the scope and results of their audit;
•approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual consolidated financial statements that we file with the SEC;
•overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•reviewing our policies on risk assessment and risk management;
•reviewing related person transactions;
•overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; and
•preparing the Audit Committee Report required by the SEC rules (which is included on page 24 of this proxy statement).
The Audit Committee charter is available on our investor relations website at investors.allegromicro.com. The members of the Audit Committee are David J. Aldrich, Andrew G. Dunn, Christine King, and Joseph R. Martin. Mr. Martin serves as the chair of

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COMMITTEES OF THE BOARD
the Audit Committee. Our Board has affirmatively determined that each of Mr. Aldrich, Mr. Martin and Ms. King qualifies as an “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 under the Exchange Act and the Nasdaq rules. After the Annual Meeting, Mr. Dunn will step down from the Audit Committee. Following such date, we intend all members of our Audit Committee to meet the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 under the Exchange Act and the Nasdaq rules.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board has determined that Ms. King qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.
The Audit Committee met five times in the fiscal year ended March 26, 2021.
Compensation Committee
Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. Our Compensation Committee’s responsibilities include:
•reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;
•reviewing and approving or making recommendations to our Board, regarding our incentive compensation and equity-based plans and arrangements;
•administering our equity-based plans and arrangements;
•reviewing and making recommendations to our Board with respect to director compensation; and
•appointing and overseeing any compensation consultants.
The Compensation Committee may consider, in its discretion, the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our investor relations website at investors.allegromicro.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In the fiscal year ended March 26, 2021, in connection with preparation for our IPO, the Company retained Meridian to provide guidance in establishing our executive compensation program as a public company. Meridian consulted with the members of our management regarding various aspects of executive and director compensation, including with respect to our long-term incentive program.
The members of our Compensation Committee are Richard R. Lury, Paul Carl (Chip) Schorr IV and Yoshihiro (Zen) Suzuki. Mr. Schorr serves as the chair of the Compensation Committee. Our Board has determined that each of Mr. Lury and Mr. Schorr qualifies as an “independent director” for purposes of serving on the Compensation Committee under the Nasdaq rules, including the heightened independence standards for members of a compensation committee, and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. After the Annual Meeting, Mr. Suzuki will step down from the Compensation Committee. Following such date, we intend all members of our Compensation Committee to meet the definition of “independent director” for purposes of serving on the Compensation Committee under the Nasdaq rules.
The Compensation Committee met 14 times in the fiscal year ended March 26, 2021.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
•identifying individuals qualified to become Board members, consistent with criteria approved by our Board;
•recommending to our Board the persons to be nominated for election as directors at our annual meeting and to be appointed to fill Board vacancies and to serve on each Board committee;
•developing and recommending to our Board corporate governance guidelines, and reviewing and recommending to our Board proposed changes to our corporate governance guidelines from time to time
•periodically reviewing the Board’s leadership structure and recommending any changes to the Board; and
•overseeing the evaluation of our Board and its committees.

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COMMITTEES OF THE BOARD
Pursuant to the Nominating and Corporate Governance Committee’s charter, which is available on our investor relations website at investors.allegromicro.com, the Nominating and Corporate Governance Committee has the authority to retain or obtain the advice of consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The members of the Nominating and Corporate Governance Committee are Richard R. Lury, Paul Carl (Chip) Schorr IV and Yoshihiro (Zen) Suzuki. Mr. Suzuki serves as the chair of the Nominating and Corporate Governance Committee. Our Board has determined that each of Mr. Lury and Mr. Schorr qualifies as an “independent director” under the Nasdaq rules. After the Annual Meeting, Mr. Suzuki will step down from the Nominating and Corporate Governance Committee. Following such date, we intend all members of our Nominating and Corporate Governance Committee to meet the definition of “independent director” under the Nasdaq rules.
The Nominating and Corporate Governance Committee met three times in the fiscal year ended March 26, 2021.
Research & Development and Strategy Committee
Our Research & Development and Strategy Committee’s responsibilities include:
•recommending the research and development budget to be included by our Board in our annual plan, and approving any changes thereto;
•conducting regular reviews of research and development, technology roadmaps, product strategy and design pipeline, including defining strategic product development roadmap initiatives;
•reviewing and approving our foundational research and development programs, product strategy, portfolio objectives and research and development spending plans, including allocation by portfolio;
•reviewing regular reporting on actual versus budgeted spending;
•approving the establishment of the key research and development performance indicators relating to optimization of research and development productivity, efficiency and execution, return on investment, quality and any other areas management and the Committee may identify;
•conducting regular reviews with management of our performance relative to key research and development performance indicators and the process for their measurement;
•overseeing the establishment and monitoring of engineering quality and efficiency enhancements;
•reviewing and approving plans for recommendation to our Board for any long-term reorganization of our research and development site footprint;
•assisting with the review of technology matters relating to strategic opportunities;
•reviewing organizational matters associated with the research and development function; and;
•reporting regularly to our Board with respect to the activities of the Committee generally, as well as any issues that arise regarding the outputs of the Committee’s work.
Pursuant to the Research & Development and Strategy Committee’s charter, which is available on our investor relations website at investors.allegromicro.com, the Research & Development and Strategy Committee has the authority to retain or obtain the advice of consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The members of our Research & Development and Strategy Committee are Andrew G. Dunn, Reza Kazerounian, Joseph R. Martin and Yoshihiro (Zen) Suzuki. Dr. Kazerounian serves as the chair of the Research & Development and Strategy Committee.
The Research & Development and Strategy Committee met 42 times in the fiscal year ended March 26, 2021.

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EXECUTIVE AND DIRECTOR COMPENSATION
Named Executive Officers
We are currently considered a “emerging growth company” for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we are providing a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year-End table as well as narrative disclosures regarding our executive compensation program. The individuals covered by this executive compensation disclosure are our chief executive officer and our two other most highly compensated executive officers. For the fiscal year ended March 26, 2021, our “named executive officers” and their positions were as follows:
•Ravi Vig, President and Chief Executive Officer;
•Paul V. Walsh, Jr., Senior Vice President and Chief Financial Officer; and
•Michael C. Doogue, Senior Vice President, Technology and Products.
Compensation for named executive officers includes a fixed component (consisting of base salaries, 401(k) plan contributions and other health and welfare benefits), annual cash bonus opportunities and long-term equity incentive awards, and such other benefits as discussed below.
2021 Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the fiscal year ended March 26, 2021.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)		Total ($)
Ravi Vig	2021	471,154	5,000,002	721,395	25,058	(4)	6,217,608
President, Chief Executive Officer	2020	500,000	—	2,596,385	50,283		3,146,668
Paul V. Walsh, Jr.	2021	350,727	1,500,002	375,904	19,644	(5)	2,246,277
SVP, Chief Financial Officer	2020	372,200	—	807,300	35,414		1,214,914
Michael C. Doogue	2021	329,807	1,100,008	285,785	21,565	(6)	1,737,165
SVP, Technology and Products	2020	350,000	—	491,400	37,296		878,696
(1)    Our named executive officers’ annual base salaries during fiscal year 2021 were temporarily reduced as part of our Company’s cost saving initiative in response to the COVID-19 pandemic. For additional information on annual base salary reductions, see “Narrative to Summary Compensation Table—Salaries” below.
(2)    Amounts reflect the full grant-date fair value of stock awards granted during the year ended March 26, 2021 computed in accordance with ASC Topic 718, Compensation—Stock Compensation. See Note 17 of the audited consolidated financial statements included in the Company’s annual report on Form 10-K for a discussion of the relevant assumptions used in calculating these amounts. The amounts reported in this column reflect the aggregate grant date fair value as determined for financial accounting purposes and do not correspond to the actual economic value that may be received by the named executive officers from these awards. The values that would be shown in the table above assuming the performance stock units (“PSUs”) are attained at the maximum levels is $8,500,000 for Mr. Vig, $2,550,000 for Mr. Walsh and $1,870,000 for Mr. Doogue. For additional information, see “Narrative to Summary Compensation Table—Equity Compensation” below. For information regarding the equity awards held at fiscal year-end, see the table under “—Outstanding Equity Awards at Fiscal Year-End” below.
(3)    Amounts represent fiscal year 2021 cash bonuses. For additional information on these payments, see “—Narrative to Summary Compensation Table—Bonuses” below.
(4)    Amount includes, for fiscal year 2021, employer matching 401(k) contributions ($13,288); employer contributions under the Deferred Compensation Plan (as defined below) ($10,269); and patent payments under our Inventor Awards Program ($1,500). For additional information on these payments, see “—Narrative to Summary Compensation Table—Other Elements of Compensation” below.

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(5)    Amount includes, for fiscal year 2021, employer matching 401(k) contributions ($13,534); employer contributions under the Deferred Compensation Plan (as defined below) ($4,002) and matching charitable donations ($2,108). For additional information on these payments, see “—Narrative to Summary Compensation Table—Other Elements of Compensation” below.
(6)    Amount includes, for fiscal year 2021, employer matching 401(k) contributions ($13,577); employer contributions under the Deferred Compensation Plan (as defined below) ($2,913); patent payments under our Inventor Awards Program ($4,500); and matching charitable donations ($575). For additional information on these payments, see “—Narrative to Summary Compensation Table—Other Elements of Compensation” below.
Narrative to Summary Compensation Table
Salaries
The named executive officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.
The initial base salaries for Messrs. Vig, Walsh, and Doogue for fiscal year 2021 were $500,000, $372,200, and $350,000, respectively.
During fiscal year 2021, the base salaries of our named executive officers were temporarily reduced as part of a cost savings initiative in response to the COVID-19 pandemic. Effective May 9, 2020, each executive’s salary was reduced by approximately 15% and salaries were restored to their prior levels effective September 26, 2020. No make-whole payments in relation to such salary reductions were paid.
Cash Bonuses
Under our annual incentive plan, we have historically paid certain of our employees, including our named executive officers, annual cash bonuses, based on the attainment of individual and/or Company performance goals for the applicable fiscal year. During fiscal year 2021, Messrs. Vig, Walsh, and Doogue had annual bonus opportunities targeted at 100%, 70%, and 65%, respectively, of their respective base salaries, determined by reference to Company and individual performance. For fiscal year 2021, Company performance metrics were based on EBIT and revenue goals that were set at the beginning of the year and the Compensation Committee’s subjective overall determination of Company and individual performance. For fiscal year 2021, the Compensation Committee determined that EBIT and revenue targets were achieved at 125% of target. The Compensation Committee also determined that bonuses for our named executive officers should be paid at 115% of target for Messrs. Vig and Walsh and at 100% of target for Mr. Doogue. The bonus amounts that were paid to our named executive officers for fiscal year 2021 under our annual incentive plan are shown in the 2021 Summary Compensation Table under the heading “Non-Equity Incentive Plan Compensation.”
Equity Compensation
During fiscal year 2021, we adopted, and our stockholders approved, a 2020 Omnibus Incentive Compensation Plan (the “2020 Plan”) in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants of our Company and certain of our affiliates and to enable our Company and certain of our affiliates to obtain and retain services of these individuals, which is essential to our long-term success.
In connection with the consummation of our IPO during fiscal year 2021, Messrs. Vig, Walsh and Doogue received grants of restricted stock units (“RSUs”) and PSUs. The RSUs will vest in substantially equal installments on each of the first four anniversaries of November 18, 2020, subject to the executive’s continued employment through the applicable vesting date, and further subject to accelerated vesting eligibility on certain qualifying terminations of employment or service. The PSUs will vest based on based on the attainment of specified performance goals linked to total shareholder return and specified financial goals over a performance period covering fiscal years 2021 through 2023.
Other Elements of Compensation
Deferred Compensation: We maintain the Executive Deferred Compensation Plan of AML (as amended, the “Deferred Compensation Plan”), under which eligible employees, including our named executive officers, are permitted to defer up to 90% of their base salary and/or up to 100% of any amount earned under a bonus plan. All deferrals are fully vested as of the date on which the deferral is made. During fiscal year 2021, we also made fully-vested employer contributions to our named executive officers’ (and other participants’) Deferred Compensation Plan accounts in an amount sufficient to replace matching

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contributions that would have been made under our 401(k) retirement savings plan (discussed below) based on total compensation, but were not made under the 401(k) retirement savings plan due to applicable statutory limitations, with such matching contributions capped at 5% the applicable participant’s annual eligible compensation. Amounts deferred under the Deferred Compensation Plan may be notionally invested by participants in one or more notional investment funds or indexes designated by the plan administrator, and are subject to adjustment for earnings (or losses) resulting from such notional investment. Deferred Compensation Plan accounts are generally distributable upon the first to occur of a participant’s termination of employment (subject to a six- month delay if required by applicable regulations), the participant’s death or a change in control of the Company. Participants may also elect certain in- service or other fixed distribution dates and/or installment payments (including with respect to distributions following a termination of employment).

Retirement Plans. We currently maintain a 401(k)-retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code of 1986, as amended (the “Code”) allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee’s eligible compensation, and these matching contributions are fully vested as of the date they are made. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee Benefits and Perquisites
Health/Welfare Plans: All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•medical, dental and vision benefits;
•medical and dependent care flexible spending accounts;
•health savings accounts;
•short-term and long-term disability insurance; and
•life insurance.
Matching Charitable Donations: Subject to certain limitations, we match charitable donations made by our employees, including our named executive officers, to eligible charitable organizations up to annual donations of $5,000 per employee. During fiscal year 2021, we matched $2,108 in charitable donations made by Mr. Walsh and $575 in charitable donations made by Mr. Doogue.
Inventor Awards Program: Under our Inventor Awards Program, our employees (including our named executive officers) are eligible to earn cash incentives associated with U.S. patents, including upon filing invention disclosures, issuances of first, second and third patents associated with such invention disclosures, and in respect of an annual “innovation award” selected from patents issued in respect of invention filings in a given year. Incentives associated with the foregoing patent-related awards range from $100 to $5,000 per occurrence depending on the particular type of award. During fiscal year 2021, we awarded Messrs. Vig and Doogue $1,500 and $4,500, respectively, under the Inventor Awards Program.
We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of RSUs outstanding for each named executive officer as of March 26, 2021. None of our named executive officers held option awards as of March 26, 2021.

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	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares or Units or Other Rights that Have Not Vested (#)(2)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units or Other Rights that Have Not Vested (#)(3)
Ravi Vig	11/2/2020	107,143	(1)	2,707,504	250,000	(2)	6,317,500
Paul V. Walsh, Jr.	11/2/2020	32,143	(1)	812,254	75,000	(2)	1,895,250
Michael C. Doogue	11/2/2020	23,572	(1)	595,664	55,000	(2)	1,389,850
(1)    Represents Service RSUs that vest in substantially equal installments on each of the first four anniversaries of November 18, 2020, subject to continued employment through each applicable vesting date, and further subject to accelerated vesting eligibility on certain qualifying terminations of employment.
(2)    Represents Performance RSUs that vest on the attainment of specified performance goals linked to total shareholder return, and specified financial goals over a performance period covering fiscal years 2021 through 2023, subject to continued employment through each applicable vesting date, and further subject to accelerated vesting eligibility on certain qualifying terminations of employment. Amounts are shown at the target level.
(3)    Market values are based on the closing price of our common stock of $25.27 on March 26, 2021.

Executive Compensation Arrangements
Amended and Restated Severance Agreements
We entered into severance agreements with AML and each of our named executive officers (together, the “Severance Agreements”) on October 3, 2017. The Company amended and restated the Severance Agreements, effective as of September 30, 2020. The Severance Agreements (as amended and restated) provide that if a named executive officer’s employment is terminated by the Company without “cause” or by the executive for “good reason” (each such term as defined in the applicable Severance Agreement), subject to the executive’s execution of an effective general release of claims and continued compliance with applicable non-competition, non-solicitation and other restrictive covenants applicable to the executive pursuant to the respective Class L Shares award agreement, we will pay or provide the executive with the following severance benefits:
(i) a percentage of the executive’s annual base salary and target bonus, in each case, as in effect on the date of such termination, equal to 300% (for Mr. Vig), 200% (for Mr. Walsh), and 100% (for Mr. Doogue), payable in cash;
(ii) the executive’s target bonus in effect on the applicable date of termination, prorated for the number of days the executive was employed by the Company during the year of such termination, payable in cash;
(iii) any then-outstanding incentive equity awards (then-held by our named executive officers) will be governed by the applicable equity incentive plan or award agreement; and
(iv) Company-paid continued health care coverage for up to thirty-six months (for Mr. Vig), up to twenty-four months (for Mr. Walsh) and up to eighteen months (for Mr. Doogue) following the date of such termination. During fiscal year 2021, the Severance Agreements also provided that, to the extent such COBRA continuation would result in the imposition of income taxes on the executive, an additional monthly payment would be made to the executive to cover the amount of any such taxes for up to eighteen months following the date of such termination; however, in connection with the IPO, we have removed these provisions from the Severance Agreements (as amended and restated) such that no tax gross-ups have been or will become payable thereunder.
Subject to applicable withholding, the cash severance benefits described in clauses (i) and (ii) above will be paid as follows: (A) for Mr. Vig, two times the lesser of (x) Mr. Vig’s annualized compensation for the year prior to the year in which the termination occurred and (y) the maximum amount that may be taken into account under a qualified plan under Section 401(a) of the Code for the year of termination, will be payable in equal monthly installments during the twelve-month period following the date of such termination in accordance with our normal payroll practices, and the remaining portion of Mr. Vig’s cash severance

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benefits will be paid in a lump-sum payment within sixty days following the termination and (B) for Messrs. Walsh and Doogue, 100% of the sum of the executive’s annual base salary and target bonus plus the pro-rated target bonus will be paid to the applicable executive in a lump-sum payment within sixty days following the termination, and the remaining portion of the executive’s cash severance benefits will be paid in equal monthly installments during the twelve-month period following the date of such termination, in accordance with our normal payroll practices.
Potential Payments upon Termination or a Change in Control

Our named executive officers would be entitled to severance payments and benefits in the event their employment with us is terminated following an involuntary termination, which would include a termination of the officer’s employment by us without cause or a resignation for good reason, or a Qualifying Termination. For more information, refer to the discussion above under the heading —Executive Severance Arrangements – Amended and Restated Severance Agreements. In addition, upon a Qualifying Termination within 12 months following a change in control of our Company, all outstanding equity incentive awards held by such executive under the 2020 Plan will vest, with performance measured based on the greater of target or actual performance. Upon a Qualifying Termination outside of such 12-month period following a change in control of our Company, such executive’s RSUs which are eligible to vest on the next vesting date following such termination will vest, and a pro-rated portion of such executive’s PSUs would vest as of the date of such termination.

The following table shows potential payments to our named executive officers under the executive severance arrangements and with respect to their outstanding equity incentive awards for various scenarios involving a termination of employment or a change in control, assuming such event occurred on March 26, 2021 and, where applicable, using a price of our common stock of $25.27:

	Form of Payment
Name/Triggering Event	Cash Severance ($)	Prorated Bonus ($)	Benefit Continuation ($)	Equity Awards ($)(1)	Total ($)
Ravi Vig
Termination Following Change in Control	3,000,000	500,000	65,149	9,025,004	12,590,153
Death/Disability	—	—	—	2,782,709	2,782,709
Qualifying Termination	3,000,000	500,000	65,149	2,782,709	6,347,858
Paul V. Walsh, Jr.
Termination Following Change in Control	1,265,480	260,540	57,541	2,707,504	4,291,065
Death/Disability	—	—	—	834,813	834,813
Qualifying Termination	1,265,480	260,540	57,541	834,813	2,418,374
Michael C. Doogue
Termination Following Change in Control	577,500	227,500	43,316	1,985,514	2,833,830
Death/Disability	—	—	—	612,199	612,199
Qualifying Termination	577,500	227,500	43,316	612,199	1,460,515

(1)     Amounts reflect the aggregate value of the RSUs and the PSUs, assuming target performance with respect to the PSUs.

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Fiscal Year 2021 Director Compensation
In connection with our IPO, we adopted, and our stockholders approved, a non-employee director compensation program. The director compensation program provides for annual cash retainer fees and long-term equity awards for certain of our eligible non-employee directors. For details of our director compensation program following our IPO, see “Director Compensation Program” below.
The following table contains information concerning the compensation paid or payable to our non-employee directors in respect of fiscal year 2021 services.

Name(1)	Fees Earned or Paid in Cash ($)(2)		Stock Awards ($)(3)	All Other Compensation ($)		Total
Yoshihiro (Zen) Suzuki(4)	—		—	—		—
Andrew G. Dunn(5)	—		—	—		—
Noriharu Fujita	98,571		170,002	—		268,573
Reza Kazerounian	98,571		170,002	225,000	(6)	493,573
Christine King(7)	25,714	(8)	85,008	—		110,722
Richard R. Lury	104,357	(9)	170,002	—		274,359
Joseph R. Martin	117,857	(10)	170,002	—		287,859
Paul Carl (Chip) Schorr IV(5)	—		—	—		—
Hideo Takani(4)	—		—	—		—
(1)    Mr. Vig, our Chief Executive Officer, is not included in this table as he was an employee of the Company during fiscal year 2021 and did not receive compensation for his services as a director. All compensation paid to Mr. Vig for the services he provided to us during fiscal year 2021 is reflected in the section titled “—Summary Compensation Table” above.
(2)    Amounts represent the annual cash retainer paid in respect of services provided in fiscal year 2021, which retainer is payable in quarterly installments in arrears. Prior to our IPO, annual cash retainers were paid in advance quarterly rather than in quarterly installments in arrears.
(3)    Amounts reflect the full grant-date fair value of stock awards granted during the year ended March 26, 2021 computed in accordance with ASC Topic 718, Compensation—Stock Compensation. See Note 17 of the audited consolidated financial statements included in the Company’s annual report on Form 10-K for a discussion of the relevant assumptions used in calculating these amounts. The amounts reported in this column reflect the aggregate grant date fair value as determined for financial accounting purposes and do not correspond to the actual economic value that may be received by the named executive officers from these awards.
(4)    Messrs. Suzuki and Takani serve on our Board as designees of Sanken and did not receive additional compensation for their service on our Board in fiscal year 2021.
(5)    Messrs. Schorr and Dunn serve on our Board as designees of OEP and did not receive additional compensation for their service on our Board in fiscal year 2021 nor did Mr. Schorr receive additional compensation for his service as the Compensation Committee chairman.
(6)    Amount represents the advisor fees paid to Dr. Kazerounian pursuant to his written Consulting Agreement with us, as amended on June 28, 2018. For additional information on Dr. Kazerounian’s Consulting Agreement, see “Certain Relationships and Related Party Transactions—Other Related Party Transactions—Consulting Agreement.”
(7)    Ms. King commenced service as a director in connection with our IPO.
(8)    Amount represents the pro-rated annual cash retainer paid in respect of services provided in fiscal year 2021 plus a pro-rated cash retainer paid to Ms. King in respect of her service as an audit committee member.
(9)    Amount represents the annual cash retainer paid in respect of services provided in fiscal year 2021 plus an additional cash retainer for the portion of fiscal year 2021 following our IPO paid to Mr. Lury in respect of his service as a Compensation Committee and Nominating and Corporate Governance Committee member.

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(10)    Amount represents the annual cash retainer paid in respect of services provided in fiscal year 2021 plus an additional cash retainer paid to Mr. Martin in respect of his service as the audit committee chairman.

The table below shows the aggregate numbers of unvested restricted stock awards held as of March 26, 2021 by each non-employee director who was serving as of March 26, 2021.

Name	Restricted Stock Units Outstanding at Fiscal Year End (#)(1)	Unvested Restricted Shares as of Fiscal Year End (#)(2)
Yoshihiro (Zen) Suzuki	—	7,890
Andrew G. Dunn	—	—
Noriharu Fujita	12,143	3,967
Reza Kazerounian	12,143	13,009
Christine King	6,072	—
Richard R. Lury	12,143	—
Joseph R. Martin	12,143	—
Paul Carl (Chip) Schorr IV	—	—
Hideo Takani	—	—
(1)    Amounts represent RSUs that will vest in full on the first annual meeting of our stockholders following the IPO, subject to the director’s continued service through the applicable vesting date, subject to acceleration in the event of a termination of service due to the non-employee director’s death, or disability, or if, during such non-employee director’s service on our Board, a change in control of our Company occurs (as defined in the 2020 Plan).
(2)    Amounts represent unvested restricted shares. The restricted shares held by Yoshihiro Suzuki and Reza Kazerounian will fully vest on November 14, 2021, and the restricted shares held by Noriharu Fujita will fully vest on August 1, 2021.
Director Compensation Program
In connection with our IPO, we adopted, and our stockholders approved, our director compensation program, which provides for annual cash retainer fees and long-term equity awards for certain of our non- employee directors (other than any directors employed by OEP or Sanken or their subsidiaries, each, an “Eligible Director”). The material terms of our director compensation program are summarized below.
The director compensation program prior to our IPO consisted of the following components, payable only to Eligible Directors who hold the following positions:
Cash Compensation
•Annual Non-Executive Chairman of the Board Retainer: $75,000
•Annual Retainer (Non-Chairman): $50,000
•Annual Committee Chair Retainer:
◦Audit: $25,000
◦Compensation: $20,000
◦Nominating and Corporate Governance: $10,000
•Annual Committee Member (Non-Chair) Retainer:
◦Audit: $10,000
◦Compensation: $8,500
◦Nominating and Corporate Governance: $5,000
Annual cash retainers will be paid in quarterly installments in arrears and will be pro-rated for any partial calendar quarter of service.

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Equity Compensation
•IPO Grants: Each Eligible Director serving on our Board upon the effectiveness of our IPO during fiscal year 2021 was granted an RSU award under the 2020 Plan with a value of approximately $170,000 (each, an “IPO Grant”), which IPO Grant will vest in full on the date of the first annual meeting of our stockholders following the IPO, subject to the director’s continued service through the applicable vesting date (and further subject to accelerated vesting as described below). The number of RSUs subject to each IPO Grant was determined by reference to the initial public offering price per share of our common stock.
•Annual Grant: Each Eligible Director serving on our Board as of the date of the annual meeting of our stockholders (beginning with calendar year 2021) will be granted, on such annual meeting date, an RSU award with a value of approximately $170,000 (each, an “Annual Award”), which will vest in full on the date of the next annual meeting of our stockholders following the grant date, subject to the director’s continued service through the applicable vesting date (and further subject to accelerated vesting as described below). The number of RSUs subject to an Annual Award will be determined by dividing $170,000 by the trailing 30-calendar day average closing price for the Company’s common stock through and including the date prior to the applicable grant date.
•Pro Rata Grants: If any Eligible Director is initially elected or appointed to serve on the Board subsequent to the IPO and on a date other than the date of an annual meeting of our stockholders, such Eligible Director’s will receive an initial RSU award for the period of service through the annual meeting of our stockholders next-following such election or appointment determined based on the number of days elapsed since the last occurring annual meeting of our stockholders, as follows: (i) $170,000 multiplied by (ii) a fraction, (x) the numerator of which equals 365 minus the number of days elapsed since such last occurring annual meeting (but not less than zero) and (y) the denominator of which is equal to 365.
If an Eligible Director ceases to serve on our Board due to the Eligible Director’s death, or disability, or during such Eligible Director’s service on our Board a change in control of our Company occurs (as defined in the 2020 Plan), all incentive equity awards held by such Eligible Director will vest in full upon such event. Compensation under our Director Compensation Program will be subject to the annual limits on non-employee director compensation set forth in the 2020 Plan, as described a.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors, each of our named executive officers and all directors and executive officers as a group as of June 11, 2021, unless otherwise indicated.
The number of shares beneficially owned by each stockholder as described in this proxy statement is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. The percentage ownership of each individual or entity as of June 11, 2021 is computed on the basis of 189,589,991 shares of our common stock outstanding. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights, held by such person that are currently exercisable or will become exercisable within 60 days of June 11, 2021, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed below is 955 Perimeter Road, Manchester, New Hampshire, 03103. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Shares of Common Stock Beneficially Owned
Name of beneficial owner	Number	Percentage
5% Stockholders
Sanken Electric Co., Ltd.(1)	98,500,097	52.0%
OEP SKNA, L.P.(2)	31,254,247	16.5%
Named Executive Officers and Directors
Ravi Vig(3)	3,155,074	1.7%
Paul V. Walsh, Jr.(4)	1,402,344	*
Michael C. Doogue(5)	571,473	*
Yoshihiro (Zen) Suzuki(6)	187,678	*
David J. Aldrich	—	*
Andrew G. Dunn	—	*
Noriharu Fujita(7)	28,014	*
Reza Kazerounian(8)	201,299	*
Christine King	6,072	*
Richard R. Lury	66,592	*
Joseph R. Martin	78,492	*
Paul Carl (Chip) Schorr IV(9)	31,254,247	16.5%
Hideo Takani	74,220	*
All executive officers and directors as a group (16 individuals)	51,048,008	26.9%
*    Represents beneficial ownership of less than 1%.
(1)    Sanken filed a Form 4 with the SEC on February 11, 2021 to report beneficial ownership of 103,700,097 shares of our common stock. The address of Sanken Electric Co., Ltd. is 3-6-3 Kitano, Niiza-shi, Saitama-ken, 352-8666, Japan.
(2)    OEP SKNA, L.P. filed a Form 4 with the SEC on March 9, 2021 to report beneficial ownership of 31,254,247 shares of our common stock. All such shares are held by OEP SKNA, L.P. OEP VI GP, Ltd. (“OEP VI GP”) is the general partner of OEP VI General Partner, L.P., which is the managing member of OEP SKNA GP, LLC, which in turn is the general partner of OEP SKNA, L.P. Richard Cashin, David Han, James B. Cherry, Gregory Belinfanti, Paul Carl (Chip) Schorr IV, Johann-Melchior von Peter and Jamie Koven are the members of OEP VI GP. Each of the individuals and entities mentioned above may be deemed to share

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
beneficial ownership of the securities held by OEP SKNA, L.P. The address of OEP SKNA, L.P. is c/o One Equity Partners, 510 Madison Avenue, 19th Floor, New York, NY 10022.
(3)    Includes 1,419,270 shares of common stock held by three trusts (473,090 in each trust) for which Mr. Vig’s children are the beneficiaries. Mr. Vig’s spouse is the trustee of each such trust.
(4)     Includes 1,304,851 shares of common stock held by the Paul V. Walsh, Jr. Trust, of which Mr. Walsh is a trustee.
(5)    Includes 496,871 shares of common stock held by The Michael C. Doogue Revocable Trust of 2015, of which Mr. Doogue is a trustee.
(6)    Includes 10,450 shares of restricted common stock that vest on November 14, 2021.
(7)     Includes 3,968 shares of restricted common stock that vest on August 1, 2021.
(8)    Includes 13,010 shares of restricted common stock that vest on November 14, 2021.
(9)    Consists of shares of common stock held by OEP SKNA, L.P., which Mr. Schorr may be deemed to beneficially own. See footnote (2) above.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board recognizes that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy which provides that our Audit Committee will approve or ratify related person transactions required to be disclosed pursuant to Item 404 of Regulation S-K. Item 404 of Regulation S-K requires disclosure, subject to certain exceptions, of transactions in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any “related person” as defined under Item 404(a) of Regulation S-K had or will have a direct or indirect material interest. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest and that no director may participate in the approval of a related person transaction for which he or she is a “related person.” Each of the transactions described below was entered into prior the adoption of our related person transaction policy.
Related Person Transactions
In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, discussed in the section titled “Executive and Director Compensation,” the following is a description of each transaction or agreement since March 28, 2020 and each currently proposed transaction in which:
•we have been or are to be a participant;
•the amount involved exceeded or exceeds $120,000; and
•any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our common stock, or any immediate family member of, or person sharing a household with, any of these individuals or entities, had or will have a direct or indirect material interest.
The following descriptions include summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to the full text of any such agreement filed as an exhibit to our Annual Report on Form 10-K.
Related Party Agreements in Effect Prior to our IPO
Common Stock Repurchases
In October 2020, we entered into repurchase agreements with certain of our directors, executive officers and other employees that provided for our repurchase from each such holder of a number of shares of common stock sufficient to generate proceeds to satisfy certain tax obligations triggered by the vesting of the shares of Class A common stock or a portion of the shares of Class L common stock, as applicable, held by such holder that occurred in connection with our IPO, after reducing the amount of such tax obligations by an amount equal to the net after-tax value of any dividend proceeds retained by us on behalf of such holder in connection with the Recapitalization, in each case, in accordance with the terms of the applicable repurchase agreement. The purchase price per share for each share of common stock was equal to the price per share for the shares of common stock sold in the IPO, less an amount equal to the underwriting discount. We refer to these transactions collectively as the “Common Stock Repurchases.”
Pursuant to the Common Stock Repurchases, and based on a repurchase price of $13.195 per share, we repurchased 595,912 shares of common stock from Ravi Vig for an aggregate repurchase price of $7.9 million; 287,912 shares of common stock from Paul V. Walsh, Jr. for an aggregate repurchase price of $3.8 million; 109,648 shares from Michael C. Doogue for an aggregate repurchase price of $1.4 million; and 119,183 shares of common stock from Thomas C. Teebagy, Jr. for an aggregate repurchase price of $1.6 million.
For additional information on the awards of our Class A common stock and their vesting terms and other conditions, see “Executive Compensation—Narrative to the Summary Compensation Table—Equity Compensation,” above.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The Divestiture Transactions
Consolidated Loan Agreement
We divested a majority of our ownership interest in Polar Semiconductor, LLC (“PSL”) to Sanken (the “PSL Divestiture”). Prior to the consummation of the PSL Divestiture, PSL had $66.4 million in aggregate principal amount of debt owed to us under certain intercompany loan agreements (collectively, the “Existing Allegro Loans”). As partial consideration for the recapitalization of our equity interests in PSL in connection with the PSL Divestiture, we contributed $15.0 million in aggregate principal amount of debt outstanding under the Existing Allegro Loans, terminated the balance of the Existing Allegro Loans and entered into the Consolidated Loan Agreement with PSL pursuant to which PSL issued the PSL Note to us in the amount of $51.4 million (representing the aggregate principal amount of debt outstanding under the Existing Allegro Loans prior to their termination). Interest accrues under the Consolidated Loan Agreement at a rate of 2.70% per annum. The principal amount outstanding under the Consolidated Loan Agreement, together with accrued and unpaid interest thereon, is to be repaid in six annual installments beginning on March 28, 2022, with the final payment due on March 28, 2027, provided that PSL may prepay all or any portion of such outstanding principal amount at any time without premium or penalty.
PSL LLC Agreement
In connection with the PSL Divestiture, we, Sanken and PSL amended and restated the existing limited liability company agreement of PSL (as so amended and restated, the “PSL LLC Agreement” or, for purposes of this summary, the “LLC Agreement”) to admit Sanken as a member, reflect the recapitalization of our equity interests and otherwise reflect the rights and obligations of us and Sanken (each, a “Member” and together, the “Members”) thereunder following the consummation of the PSL Divestiture.
Under the LLC Agreement, the power to manage the business and affairs of PSL is vested in a board of managers. The board of managers currently consists of five managers, three of whom are designees of Sanken, one of whom is our designee, and the last of whom is the President of PSL.
The limited liability company interests of PSL are represented by units (“Units”), which entitle the holder thereof to an ownership interest in the income, losses and capital of PSL and a share of the distributions of PSL, in each case, as set forth in the LLC Agreement. The LLC Agreement provides that distributions of cash or other assets of PSL are subject to the approval of the Board and the consent of each Member. Any distributions will be allocated to each Member in accordance with the percentage of outstanding Units held by such Member (“Unit Percentage”). As of December 25, 2020, our Unit Percentage was 30% and Sanken’s Unit Percentage was 70%. In the event of a dissolution, the assets of PSL will first be used to repay PSL’s debts (including debts owed to the Members), and any remaining assets will be distributed to the Members in accordance with their respective Unit Percentages.
Wafer Foundry Agreement and Price Support Agreement
In April 2013, AML, our wholly-owned subsidiary, entered into a wafer foundry agreement with PSL (as amended, the “Wafer Foundry Agreement”). Under the Wafer Foundry Agreement, PSL produces wafers for sale to AML in response to purchase orders AML submits on a weekly basis. Purchase orders under the Wafer Foundry Agreement are binding, provided that AML may cancel any such order subject to paying the applicable termination charges as set forth in the Wafer Foundry Agreement. Wafer and mask pricing is established by AML and PSL based on a six-month binding forecast finalized at the beginning of each new fiscal half-year period, subject to mutually agreed-upon pricing adjustments for increases or decreases in excess of a specified percentage of forecasted volumes. The Wafer Foundry Agreement also grants to PSL a non-exclusive, non-transferable, royalty-free license to use certain technology and intellectual property rights of AML to manufacture such semiconductor wafers in PSL’s Bloomington, Minnesota wafer fab facility.
The Wafer Foundry Agreement provides that PSL will reimburse AML for AML’s reasonable and verifiable costs incurred for product recalls and the sorting, inspection, replacement, repair, disposal and/or re-shipment of defective products resulting from the non-conformity of any wafer purchased from PSL, subject to an agreed-upon cap, and provided the amount of any such claim must exceed a specified de minimis amount.
As part of the Divestiture Transactions, AML and PSL amended the Wafer Foundry Agreement to, among other things, require AML to submit a rolling three-year forecast of its total production wafer requirements by process technology, to be updated on an annual basis. In the event AML does not purchase at least 90% of its annual forecasted volumes for a fiscal year, calculated on a per-quarter basis (the “Minimum Purchase Quantity”), AML will be required to pay to PSL, within 60 days following the end of the applicable fiscal year, a “shortfall amount” equal to the fixed direct cost per production wafer multiplied by the difference

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between the actual number of production wafers purchased by AML and the Minimum Purchase Quantity. The Wafer Foundry Agreement, as amended, has an initial term of three years and may be renewed for additional one-year periods by mutual written agreement of the parties. During the fiscal year ended March 26, 2021, AML made aggregate purchases of $42.2 million from PSL pursuant to the Wafer Foundry Agreement.
As part of the Divestiture Transactions, AML and PSL also entered into a letter agreement (the “Price Support Agreement”), which provides that, during PSL’s fiscal year 2021, irrespective of whether AML meets the Minimum Purchase Quantity under the Wafer Foundry Agreement, AML will make a payment to PSL of approximately $5.9 million prior to the end of such fiscal year in cash or, at AML’s option, as a reduction of PSL’s existing debt obligations under the Consolidated Loan Agreement. We paid $5.9 million of this amount during the fiscal year ended March 26, 2021.
Transfer Pricing Agreements
As part of the Divestiture Transactions, we, Sanken, AML and PSL entered into an amended and restated transfer pricing agreement (the “A&R Transfer Pricing Agreement”), pursuant to which Sanken is obligated to make payments to PSL on a quarterly basis in such amounts as may be necessary to enable the margin of PSL’s EBIT for the most recent trailing twelve-month period for which financial statements are available over PSL’s consolidated revenues for such period (such margin, the “EBIT Margin”) to meet a target level EBIT Margin agreed upon by us, Sanken, AML and PSL. The A&R Transfer Pricing Agreement provides that we and AML are express beneficiaries of such agreement with the right to directly enforce the rights of PSL thereunder. The term of the A&R Transfer Pricing Agreement is perpetual, but may be terminated at any time upon written consent by each of us, Sanken, AML and PSL.
Letter Agreement re Consolidation of Technology Agreements
As part of the Divestiture Transactions, AML entered into a consolidation of technology agreement with Sanken and PSL (the “Technology Letter Agreement”) pursuant to which the parties confirmed their agreement regarding their respective rights and obligations relating to certain intellectual property developed pursuant to the agreements listed on Schedule 1 thereto, including the Discrete Technology Development Agreement, the IC Technology Development Agreement and the SG8 Collaboration Agreement (each as defined below under “—Other Related Party Transactions—Technology Agreements”). The Technology Letter Agreement generally covers assignments and licenses of certain intellectual property by PSL to us and Sanken; licenses by us and Sanken of certain intellectual property to PSL; intellectual property retained by PSL; and the use restrictions and enforcement mechanisms applicable to jointly owned intellectual property.
Other Related Party Transactions
Distribution of Allegro Products in Japan
In July 2007, we entered into a distribution agreement with Sanken pursuant to which we appointed Sanken to act as the exclusive distributor of our products (subject to certain exceptions for any products we and Sanken agree to exclude) in Japan (the “Japan Distribution Agreement”). The price Sanken is required to pay for our products under the Japan Distribution Agreement is set as a percentage of the selling price of such products to Sanken’s end customers. In addition, Sanken is entitled to a commission equal to a certain percentage of its Net Sales (as defined in the Japan Distribution Agreement) of design-in products. The current term of the Japan Distribution Agreement will expire on March 31, 2022, provided that the agreement will automatically renew for successive three-year periods until either party gives notice of termination at least 12 months prior to the expiration of the then-current term. Each party also has the right to terminate the Japan Distribution Agreement immediately if the other party experiences certain events of bankruptcy or insolvency, or upon the expiration of the specified cure period in the event of a default by the other party. During fiscal year 2021, Sanken purchased $104.7 million of products from us under this agreement.
Transactions Involving Sanken
The Company sells products to, and purchases in-process products from Sanken. In addition, prior to March 28, 2020, the Company also sold products for Sanken.
Net sales of the Company’s products to Sanken totaled $104.7 million during the fiscal year ended March 26, 2021. Trade accounts receivables, net of allowances from Sanken totaled $21.6 million as of March 26, 2021.
Technology Agreements
In April 2015, PSL and Sanken entered into a discrete technology development agreement (as amended, the “Discrete Technology Development Agreement”), pursuant to which the parties agreed upon the general terms under which they, from

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time to time, undertook certain activities (the “Discrete Development Activities”) to develop new technologies to be used by PSL to manufacture products for Sanken, as well as the ownership and use of such technologies following their development. In June 2018, we, PSL and Sanken entered into an amendment to the Discrete Technology Development Agreement pursuant to which the parties agreed to the assignment of all rights and obligations of PSL under such agreement to us and to certain amendments to the terms of such agreement. The Discrete Technology Development Agreement provided that the expenses for all Discrete Development Activities to be shared equally by us and Sanken on an annual basis (subject to any exceptions upon which the parties may agree from time to time). During the fiscal year ended March 26, 2021, we accrued $0.6 million included in amounts due to related party under this agreement, which was paid in the first quarter of fiscal year 2022. No further development activities or payments are expected under this agreement in the future.
In May 2009, we entered into a technology development agreement (the “IC Technology Development Agreement”) with Polar Semiconductor, Inc., the predecessor of PSL (“PSI”) and Sanken, pursuant to which the parties agreed upon the general terms under which they may, from time to time, undertake certain activities (the “IC Process Development Activities”) to develop new technologies to be used by PSI to manufacture products for us and Sanken, as well as the ownership and use of such technologies following their development. The IC Technology Development Agreement provides that the expenses for all IC Process Development Activities will be shared equally by us and Sanken on an annual basis (subject to any exceptions upon which the parties may agree from time to time), with such expenses being paid to PSI by Sanken in the form of an up-front annual fee, with PSI being responsible for any expenses that exceed the amount of such fee. The IC Technology Development Agreement will continue in effect until such time as we, PSL and Sanken mutually agree to its termination or adopt a successor agreement, or in the event we fail to agree upon the annual fee for a fiscal year within three months after the commencement of such fiscal year. During the fiscal year ended March 26, 2021, we paid fees of $1.2 million to PSL pursuant to such agreement.
In July 2014, AML entered into a technology collaboration agreement (the “SG8 Collaboration Agreement”) with PSL and Sanken, pursuant to which the parties agreed to establish a joint technology development team for the purpose of developing certain IC manufacturing technologies (the “SG8 Technology”). The SG8 Collaboration Agreement provides that AML and Sanken will be equally responsible for the costs of developing the SG8 Technology, with Sanken to reimburse us for 50% of our incurred costs. During the fiscal year ended March 26, 2021, no fees were received from Sanken pursuant to the SG8 Collaboration Agreement.
Transactions Involving Sanken Electric Europe Ltd. (“SEEL”)
During the fiscal year ended March 26, 2021 and after the PSL Divestiture, Sanken, through PSL formed SEEL to cover its distribution business in Europe. We, in connection with the transition services agreement with Sanken and PSL, paid certain costs on behalf of them, and as such, had related party accounts receivable from SEEL of $1.3 million as of the fiscal year ended March 26, 2021.
Sublease Agreement
In 2014, our subsidiary, Allegro MicroSystems Business Development, Inc. (“Allegro Business Development”), entered into a sublease agreement with Sanken pursuant to which Allegro Business Development subleases certain office building space in Japan from Sanken. The sublease automatically renews on an annual basis unless either party provides notice to the other party otherwise, and can be terminated by either party upon providing six months’ notice. We made aggregate payments of approximately $0.2 million to Sanken under the sublease agreement during the fiscal year ended March 26, 2021.
Consulting Agreement
We entered into an executive advisor agreement (the “Consulting Agreement”) with Reza Kazerounian on September 28, 2017, before Dr. Kazerounian became a member of our Board, pursuant to which we engaged Dr. Kazerounian to serve as an executive advisor to our Board and our Chief Executive Officer. On June 28, 2018, in connection with Dr. Kazerounian’s appointment to our Board, we amended the Consulting Agreement, effective as of August 1, 2018. The Consulting Agreement, as amended, provides for the following current compensation for Dr. Kazerounian’s services: (i) a monthly cash fee in the amount of $18,750 and (ii) performance bonus eligibility, payable from time to time in an amount determined by the Board (in its sole discretion). The Consulting Agreement provides that if Dr. Kazerounian’s consulting relationship is terminated by our Board, he will be entitled to a termination payment in the amount of $180,000. Our Board and Dr. Kazerounian each have the right to terminate the Consulting Agreement at any time. In addition, the Consulting Agreement contains customary confidentiality and non-disclosure restrictions, an assignment of inventions provision and employee non-solicitation and non-competition restrictions, each of which are effective during the term of the agreement and for five years after the Consulting Agreement is terminated (or such longer period as may be permitted under applicable law). During the fiscal year ended March 26, 2021, we paid aggregate fees of approximately $0.3 million to Dr. Kazerounian pursuant to the Consulting Agreement.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Repurchase of Class L Shares
In October 2020, we repurchased shares of our Class L common stock from certain of our directors and one of our non-executive employees, including 1,619 shares of Class L common stock from Yoshihiro (Zen) Suzuki at a price of $198.75 per share, the proceeds of which were applied to repay the full outstanding principal amount of, and accrued and unpaid interest on, the promissory notes we previously issued to Mr. Suzuki to finance the purchase price of shares of our Class L common stock (as described under “—Director and Officer Promissory Notes”).
For additional information on these awards of Class L common stock and their vesting terms and other conditions, see “Executive Compensation—Narrative to the Summary Compensation Table—Equity Compensation.”
Registration Rights Agreement
In October 2017, we entered into a registration rights agreement with Sanken, the OEP Investor and our other stockholders, including certain of our directors and executive officers (or, in some cases, entities affiliated therewith), which provided for certain registration rights relating to the registrable securities held by such investors. In connection with our IPO, the registration rights of all parties other than Sanken and the OEP Investor terminated, and we entered into the Amended and Restated Registration Rights Agreement with Sanken and the OEP Investor granting Sanken and the OEP Investor certain rights with respect to the registration for public resale under the Securities Act of 1933, as amended, of any “registrable securities” (as defined in the Amended and Restated Registration Rights Agreement) held by them. Under the Amended and Restated Registration Rights Agreement, we are generally required to pay all expenses relating to such registrations, including the fees and disbursements of one counsel (in addition to one local counsel in each relevant jurisdiction) for the participating holders, and Sanken and the OEP Investor will be required to pay all underwriting discounts and commissions relating the sale of their respective shares and any additional fees and disbursements of counsel other than those referred to above. The Amended and Restated Registration Rights Agreement also includes customary covenants, indemnification provisions and procedural terms.
Stockholders’ Agreements
Prior to our IPO, we were party to a stockholders’ agreement with Sanken, the OEP Investor, and the other stockholders party thereto, which governed certain matters related to stockholder rights, board appointments and other similar matters. This agreement terminated by its terms immediately prior to the closing of our IPO and was replaced by the Stockholders’ Agreement. For more information, see “Corporate Governance—Stockholders’ Agreement” above.
Management Relationships with Sanken and PSL
Yoshihiro (Zen) Suzuki, our Chairman of our Board, is the Chairman and Chief Executive Officer of PSL and, since June 2015, has also served as a director and as the Senior Vice President of Europe and North America Strategy at Sanken. In addition, Noriharu Fujita, Richard Lury and Hideo Takani, each members of our Board, are also members of the board of directors of Sanken. Mr. Takani is also the Senior Corporate Officer and Vice President of Corporate Administration at Sanken. See “Corporate Governance—Stockholders’ Agreement” for additional information.
Repayment of Director and Executive Officer Promissory Notes

Prior to the date of the Company’s IPO, the Company had entered into promissory notes with certain of its directors and executive officers to finance all or a part of the income and employment taxes payable by them in connection with grants of the Company’s Class A common stock and/or Class L common stock. As of March 26, 2021, no promissory notes were outstanding with the Company’s directors and executive officers.

Director and Officer Indemnification and Insurance
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have also purchased directors’ and officers’ liability insurance.

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STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2022 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 955 Perimeter Road, Manchester, New Hampshire, 03103 in writing not later than March 3, 2022.
Stockholders intending to present a proposal at the 2022 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2022 Annual Meeting of Stockholders no earlier than April 7, 2022 and no later than May 7, 2022. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2022 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after August 5, 2022, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2022 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

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ANNUAL REPORT ON FORM 10-K
A copy of Allegro’s Annual Report on Form 10-K for the fiscal year ended March 26, 2021, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on June 9, 2021 without charge upon written request addressed to:
Allegro MicroSystems, Inc.
Attention: Secretary
955 Perimeter Road
Manchester, New Hampshire, 03103
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at investors.allegromicro.com/financials/annual-reports. You also may access our Annual Report on Form 10-K for the fiscal year ended March 26, 2021 at investors.allegromicro.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. YOU MAY ALSO SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

Christopher Brown, Senior Vice President, General Counsel and Secretary
Manchester, New Hampshire
July 1, 2021

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APPENDIX A
Non-GAAP Gross Profit and Non-GAAP Gross Margin
In addition to the measures presented in our consolidated financial statements, we regularly review other metrics, defined as non-GAAP financial measures by the SEC, to evaluate our business, measure our performance, identify trends, prepare financial forecasts and make strategic decisions. Two key metrics we consider are non-GAAP Gross Profit and non-GAAP Gross Margin. Non-GAAP Gross Profit and non-GAAP Gross Margin provide supplemental information regarding our operating performance on a non-GAAP basis that excludes certain gains, losses and charges of a non-cash nature or that occur relatively infrequently and/or that management considers to be unrelated to our core operations. By presenting non-GAAP Gross Profit and non-GAAP Gross Margin, we provide a basis for comparison of our business operations between periods by excluding items that we do not believe are indicative of our core operating performance, and we believe that investors’ understanding of our performance is enhanced by our presenting non-GAAP financial measures, including non-GAAP Gross Profit and non-GAAP Gross Margin, as they provide a reasonable basis for comparing our ongoing results of operations. Management believes that tracking and presenting non-GAAP Gross Profit and non-GAAP Gross Margin provides management and the investment community with valuable insight into matters such as: our ongoing core operations, our ability to generate cash to service our debt and fund our operations; and the underlying business trends that are affecting our performance. Non-GAAP Gross Profit and non-GAAP Gross Margin are used by both management and our board of directors, together with the comparable GAAP information, in evaluating our current performance and planning our future business activities. In particular, management finds it useful to exclude non-cash charges in order to better correlate our operating activities with our ability to generate cash from operations and to exclude certain cash charges as a means of more accurately predicting our liquidity requirements. We believe that non-GAAP Gross Profit and non-GAAP Gross Margin, when used in conjunction with our GAAP financial information, also allow investors to better evaluate our financial performance in comparison to other periods and to other companies in our industry.
Non-GAAP financial measures, including non-GAAP Gross Profit and non-GAAP Gross Margin, have significant limitations as analytical tools. Some of these limitations are that:
•such measures do not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments;
•such measures exclude certain costs which are important in analyzing our GAAP results;
•such measures do not reflect changes in, or cash requirements for, our working capital needs;
•such measures do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments on our debt;
•such measures do not reflect our tax expense or the cash requirements to pay our taxes;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future;
•such measures do not reflect any cash requirements for such replacements; and
•other companies in our industry may calculate such measures differently than we do, thereby further limiting their usefulness as comparative measures.
Non-GAAP Gross Profit and non-GAAP Gross Margin are supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP. Non-GAAP Gross Profit and non-GAAP Gross Margin should not be considered as substitutes for GAAP financial measures such as gross profit, gross margin, or any other performance measures derived in accordance with GAAP. Also, in the future we may incur expenses or charges such as those added back in the calculation of non-GAAP Gross Profit and non-GAAP Gross Margin. Our presentation of non-GAAP Gross Profit and non-GAAP Gross Margin should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items.
Our prior disclosure referred to non-GAAP Gross Profit and non-GAAP Gross Margin as Adjusted Gross Profit and Adjusted Gross Margin, respectively. No changes have been made to how we calculate these measures.

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APPENDIX A
Non-GAAP Gross Profit and Non-GAAP Gross Margin
We calculate non-GAAP Gross Profit and non-GAAP Gross Margin excluding the items below from cost of goods sold in applicable periods, and we calculate non-GAAP Gross Margin as non-GAAP Gross Profit divided by total net sales.
•PSL and Sanken Distribution Agreement—Represents the elimination of inventory cost amortization and foundry service payment related to one-time costs incurred in connection with the PSL Divestiture.
•Stock-based compensation—Represents non-cash expenses arising from the grant of stock-based awards.
•AMTC Facility consolidation one-time costs—Represents one-time costs incurred in connection with closing of our manufacturing facility in Thailand (the “AMTC Facility”) and transitioning of test and assembly functions to our manufacturing facility in the Philippines (the “AMPI Facility”) announced in fiscal year 2020, consisting of: moving equipment between facilities, contract terminations and other non-recurring charges. The closure and transition of the AMTC Facility was substantially completed as of the end of March 2021. These costs are in addition to, and not duplicative of, the adjustments noted in note (*) below.
•Amortization of acquisition-related intangible assets—Represents non-cash expenses associated with the amortization of intangible assets in connection with the acquisition of Voxtel, which closed in August 2020.
•COVID-19 related expenses—Represents expenses attributable to the COVID-19 pandemic primarily related to increased purchases of masks, gloves and other protective materials, and overtime premium compensation paid for maintaining 24-hour service at the AMPI Facility.
(*) Non-GAAP Gross Profit and the corresponding calculation of non-GAAP Gross Margin in the table below do not include adjustments consisting of:
•Additional AMTC-related costs—Represents costs relating to the closing of the AMTC Facility and the transitioning of test and assembly functions to the AMPI Facility in the Philippines announced in fiscal year 2020 consisting of the net savings expected to result from the movement of work to the AMPI Facility, which facility had duplicative capacity based on the buildouts of the AMPI Facility in fiscal years 2019 and 2018. The elimination of these costs did not reduce our production capacity and therefore did not have direct effects on our ability to generate revenue. The closure and transition of the AMTC Facility was substantially completed as of the end of March 2021.
•Out of period adjustment for depreciation expense of giant magnetoresistance assets (“GMR assets”)—Represents a one-time depreciation expense related to the correction of an immaterial error, related to 2017, for certain manufacturing assets that have reached the end of their useful lives.

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APPENDIX A

	Fiscal Year Ended
	March 26, 2021	March 27, 2020
	(Dollars in thousands)
Reconciliation of Gross Profit

GAAP Gross Profit	$278,902	$261,276

PSL and Sanken distribution agreement	8,628	—
Stock-based compensation	5,158	183
AMTC Facility consolidation one-time costs	2,184	—
Amortization of acquisition-related intangible assets	651	—
COVID-19 related expenses	202	—
Total Non-GAAP Adjustments	16,823	183

Non-GAAP gross profit*	295,725	261,459
Non-GAAP gross margin	50.0%	40.2%
*Non-GAAP Gross Profit and the corresponding calculation of non-GAAP Gross Margin do not include adjustments for additional AMTC related costs of $6,553 and $9,361 for the fiscal years ended March 26, 2021 and March 27, 2020, respectively, and out-of-period adjustment for depreciation expense of GMR assets of $768 and $— for the fiscal years ended March 26, 2021 and March 27, 2020, respectively.

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INNOVATION WITH PURPOSE
ALLEGRO microsystems

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You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/ALGM** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ALGM

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2021 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

Nominee	For	Withhold
01 - Noriharu Fujita	☐	☐
02 - Reza Kazerounian	☐	☐
03 - Joseph Martin	☐	☐
04 - Ravi Vig	☐	☐

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B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

4 1 B V

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03H90C

INNOVATION WITH PURPOSE	56

The 2021 Annual Meeting of Stockholders of Allegro MicroSystems, Inc. will be held on Thursday, August 5, 2021 at 8:30 a.m. EDT, virtually via the internet at Meetings.computershare.com/MX5ZJPF.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — ALGM2021.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/ALGM

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ALGM

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — ALLEGRO MICROSYSTEMS, INC.

Notice of 2021 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — August 5, 2021

Ravi Vig and Paul V. Walsh, Jr, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Allegro MicroSystems, Inc. to be held on August 5, 2021 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of each director nominee and FOR Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.

INNOVATION WITH PURPOSE	57